                                                                    EXHIBIT 10.2

                               CREDIT AGREEMENT
                               ----------------


                                 BY AND AMONG

                         MEROCEL/XOMED HOLDINGS, INC.,

                             MEROCEL CORPORATION,

                              XOMED-TREACE, INC.,

                           XOMED-TREACE, P.R. INC.,

                          BANK OF BOSTON CONNECTICUT,

           THE OTHER LENDERS WHICH ARE OR MAY BECOME PARTIES HERETO

                                      AND

                     BANK OF BOSTON CONNECTICUT, AS AGENT



                            DATED:  APRIL 15, 1994

                              TABLE OF CONTENTS
                              -----------------

Section                                                                   Page
- -------                                                                   -----
(S)1      DEFINITIONS AND RULES OF INTERPRETATION
          ---------------------------------------                          -1-

          (S)1.1  Definitions  -1-
                  -----------
          (S)1.2  Rules of Interpretation -1-
                  -----------------------

(S)2      THE REVOLVING CREDIT FACILITY -1-
          -----------------------------
          (S)2.1  Commitment to Lend -1-
                  ------------------
          (S)2.2  Commitment Fee -2-
                  --------------
          (S)2.3  Reduction of Total Commitment -2-
                  -----------------------------
          (S)2.4  The Revolving Credit Notes -2-
                  --------------------------
          (S)2.5  Interest on Revolving Credit Loans -3-
                  ----------------------------------
          (S)2.6  Requests for Revolving Credit Loans -3-
                  -----------------------------------
          (S)2.7  Conversion Options -3-
                  ------------------
          (S)2.8  Funds for Revolving Credit Loans -4-
                  --------------------------------
          (S)2.9  Settlement: Application of Repayments of Revolving Credit
                  ---------------------------------------------------------
                   Loans -5-
                   -----
          (S)2.10  Change in Borrowing Base -7-
                   ------------------------

(S)3      REPAYMENT OF THE REVOLVING CREDIT LOANS -7-
          ---------------------------------------
          (S)3.1  Maturity -7-
                  --------
          (S)3.2  Mandatory Repayments of Revolving Credit Loans -7-
                  ----------------------------------------------
          (S)3.3  Optional Repayments of Revolving Credit Loans -7-
                  ---------------------------------------------

(S)4      THE TERM LOAN -8-
          -------------
          (S)4.1  Commitment to Lend -8-
                  ------------------
          (S)4.2  The Term Notes -8-
                  --------------
          (S)4.3  Mandatory Payments of Principal of Term Loan -8-
                  --------------------------------------------
          (S)4.4  Optional Prepayment of Term Loan -10-
                  --------------------------------
          (S)4.5  Interest on Term Loan -11-
                  ---------------------

(S)5      CERTAIN GENERAL PROVISIONS -12-
          --------------------------
          (S)5.1  Fees -12-
                  ----
          (S)5.2  Funds for Payments -12-
                  ------------------
          (S)5.3  Computations -12-
                  ------------
          (S)5.4  Inability to Determine Eurodollar Rate -12-
                  --------------------------------------
          (S)5.5  Illegality -13-
                  ----------
          (S)5.6  Additional Costs, Etc -13-
                  -----------------
          (S)5.7  Capital Adequacy -14-
                  ----------------
          (S)5.8  Certificate -15-
                  -----------
          (S)5.9  Indemnity -15-
                  ---------
          (S)5.10  Interest After Default -15-
                   ----------------------
          (S)5.11  HLT Classification -16-
                   ------------------

          (S)5.12  Concerning Joint and Several Liability of the Borrowers-16-
                   -------------------------------------------------------

(S)6 COLLATERAL SECURITY-18-
     -------------------

(S)7 REPRESENTATIONS AND WARRANTIES-18-
     ------------------------------
          (S)7.1 Corporate Authority; Ownership-18-
                 ------------------------------
          (S)7.2 No Business Activity; Subsidiaries-19-
                 ----------------------------------
          (S)7.3 Governmental Approvals-19-
                 ----------------------
          (S)7.4 Title to Properties; Leases-20-
                 ---------------------------
          (S)7.5 Financial Statements-20-
                 --------------------
          (S)7.6 Financial Statements-21-
                 --------------------
          (S)7.7 No Material Changes, Etc.-22-
                 -------------------------
          (S)7.8 Franchises, Patents, Copyrights, Etc.-2-
                 -------------------------------------
          (S)7.9 Litigation-22-
                 ----------
          (S)7.10 No Materially Adverse Contracts, Etc.-22-
                  -------------------------------------
          (S)7.11 Compliance with Other Instruments, Laws, Etc.-23-
                  ---------------------------------------------
          (S)7.12 Tax Status-23-
                  ----------
          (S)7.13 No Event of Default-23-
                  -------------------
          (S)7.14 Holding Company and Investment Company Acts-23-
                  -------------------------------------------
          (S)7.15 Absence of Financing Statements, Etc-23-
                  ------------------------------------
          (S)7.16 Perfection of Security Interest-23-
                  -------------------------------
          (S)7.17 Certain Transactions-24-
                  --------------------
          (S)7.18 Employee Benefit Plans-24-
                  ----------------------
          (S)7.19 Regulations U and X-25-
                  -------------------
          (S)7.20 Environmental Compliance-25-
                  ------------------------
          (S)7.21 Fiscal Year-27-
                  -----------
          (S)7.22 Loans as Senior Indebtedness-27-
                  ----------------------------
          (S)7.23 Proceeds of Capital Contribution.-27-
                  ---------------------------------
          (S)7.24 Other Representations-27-
                  ---------------------
          (S)7.25 Bank Accounts-27-
                  -------------
          (S)7.26 Puerto Rico Collateral-27
                  ----------------------

(S)8 AFFIRMATIVE COVENANTS OF THE BORROWERS-28-
     --------------------------------------
          (S)8.1 Punctual Payment-28-
                 ----------------
          (S)8.2 Maintenance of Office-28-
                 ---------------------
          (S)8.3 Records and Account-28-
                 -------------------
          (S)8.4 Financial Statements, Certificates and Information-28-
                 --------------------------------------------------
          (S)8.5 Notices-30-
                 -------
          (S)8.6 Corporate Existence; Maintenance of Properties-31-
                 ----------------------------------------------
          (S)8.7 Insurance-31-
                 ---------
          (S)8.8 Taxes-32-
                 -----
          (S)8.9 Inspection of Properties and Books, Etc.-32-
                 ---------------------------------------
          (S)8.10 Compliance with Laws, Contracts, Licenses, and Permits-33-
                  ------------------------------------------------------
          (S)8.11 Employee Benefit Plans-33-
                  ----------------------
          (S)8.12 Use of Proceeds-34-
                  ---------------
          (S)8.13 Additional Mortgaged Property-34-
                  -----------------------------

          (S)8.14 Further Assurances-34-
                  ------------------
          (S)8.15 Bank Accounts-34-
                  -------------
          (S)8.16 Interest Rate Protection Arrangements-34-
                  -------------------------------------
          (S)8.17 Puerto Rican Collateral; Dissolution of Xomed-Treace, P.R.
                  ----------------------------------------------------------
                  Inc.-35-
                  ----

(S)9 CERTAIN NEGATIVE COVENANTS OF THE BORROWERS-35-
     -------------------------------------------
          (S)9.1 Restrictions on Indebtedness-35-
                 ----------------------------
          (S)9.2 Restrictions on Liens-36-
                 ---------------------
          (S)9.3 Restrictions on Investments-37-
                 ---------------------------
          (S)9.4 Distributions-38-
                 -------------
          (S)9.5 Merger, Consolidation and Disposition of Assets-38-
                 -----------------------------------------------
          (S)9.6 Sale and Leaseback-39-
                 ------------------
          (S)9.7 Compliance with Environmental Laws-39-
                 ----------------------------------
          (S)9.8 Employee Benefit Plans-39-
                 ----------------------
          (S)9.9 Additional Shares-40-
                 -----------------
          (S)9.10 Changes in Terms of Subordinated Debt.-40-
                  -------------------------------------
          (S)9.11 Acquisition Documents-40-
                  ---------------------
          (S)9.13 Amendment or Modification of Capitalization Documents-42-
                  -----------------------------------------------------
          (S)9.14 Change of Fiscal Year-42-
                  ---------------------
          (S)9.15 Total Commitment Amount-42-
                  -----------------------

(S)10 FINANCIAL COVENANTS OF THE BORROWERS-42-
      ------------------------------------
          (S)10.1 Operating Cash Flow to Financial Obligations-42-
                  --------------------------------------------
          (S)10.2 Interest Coverage-43-
                  -----------------
          (S)10.3 Consolidated Shareholders Equity-43-
                  --------------------------------
          (S)10.4 Liabilities to Equity-43-
                  ---------------------
          (S)10.5 Capital Expenditures; Capitalized Leases-43-
                  ----------------------------------------

(S)11 INITIAL CLOSING CONDITIONS-43-
      --------------------------
          (S)11.1 Loan Documents-44-
                  --------------
          (S)11.2 Certified Copies of Charter Documents-44-
                  -------------------------------------
          (S)11.3 Corporate Action-44-
                  ----------------
          (S)11.4 Incumbency Certificate-44-
                  ----------------------
          (S)11.5 Legality of Transactions-44-
                  ------------------------
          (S)11.6 Validity of Liens-44-
                  -----------------
          (S)11.7 UCC Search Results-45-
                  ------------------
          (S)11.8 Survey and Taxes-45-
                  ----------------
          (S)11.9 Title Insurance-45-
                  ---------------
          (S)11.10 Landlord Consents-45-
                   -----------------
          (S)11.11 Certificates of Insurance-45-
                   -------------------------
          (S)11.12 Borrowing Base Report-45-
                   ---------------------
          (S)11.13 Proceedings and Documents-45-
                   -------------------------
          (S)11.14 Accounts Receivable Aging Report-45-
                   --------------------------------
          (S)11.15 Appraisals; Hazardous Waste Assessments-45-
                   ---------------------------------------
          (S)11.16 Financial Condition-46-
                   -------------------
          (S)11.17 Opinion of Counsel-46-
                   ------------------


       (S)11.18 Payment of Fees-46-
                ---------------
       (S)11.19 Payoff Letter-46-
                -------------
       (S)11.20 Disbursement Instructions-47-
                -------------------------
       (S)11.21 Solvency Certificate-47-
                --------------------
       (S)11.22 Bank Agency Agreements-47-
                ----------------------
       (S)11.23 Equity Contribution-47-
                -------------------
       (S)11.24 Closing of Acquisition-47-
                ----------------------
       (S)11.25 Acquisition Documents-47-
                ---------------------
       (S)11.26 H-S-R-48-
                -----
       (S)11.27 Collateral Note-48-
                ---------------

(S)12 CONDITIONS TO ALL BORROWINGS-48-
      ----------------------------
       (S)12.1  Representations True; No Event of Default-48-
                -----------------------------------------
       (S)12.2  No Legal Impediment-48-
                -------------------
       (S)12.3  Governmental Regulation-48-
                -----------------------
       (S)12.4  Proceedings and Documents-49-
                -------------------------
       (S)12.5  Borrowing Base Report-49-
                ---------------------
       (S)12.6  Future Advances Tax Payment-49-
                ---------------------------

(S)13 EVENTS OF DEFAULT; ACCELERATION; ETC.-49-
      -------------------------------------
       (S)13.1  Events of Default Acceleration-49-
                ------------------------------
       (S)13.2  Termination of Commitments-53-
                --------------------------
       (S)13.3  Remedies-53-
                --------
       (S)13.4  Distribution of Collateral Proceeds-53-
                -----------------------------------

(S)14 SETOFF-54-
      ------

(S)15 THE AGENT-55-
      ---------
       (S)15.1  Authorization-55-
                -------------
       (S)15.2  Employees and Agents-55-
                --------------------
       (S)15.3  No Liability-55-
                ------------
       (S)15.4  No Representations-55-
                ------------------
       (S)15.5  Payments-56-
                --------
       (S)15.6  Holders of Notes-57-
                ----------------
       (S)15.7  Indemnity-57-
                ---------
       (S)15.8  Agent as Bank-57-
                -------------
       (S)15.9  Resignation-57-
                -----------
       (S)15.10 Notification of Defaults and Events of Default-58-
                ----------------------------------------------
       (S)15.11 Duties in the Case of Enforcement-58-
                ---------------------------------

(S)16 EXPENSES-58-
      --------

(S)17 INDEMNIFICATION-59-
      ---------------

(S)18 SURVIVAL OF COVENANTS, ETC.-60-
      ---------------------------

(S)19 ASSIGNMENT AND PARTICIPATION-60-
      ----------------------------

       (S)19.1  Conditions to Assignment by Banks-60-
                ---------------------------------
       (S)19.2  Certain Representations and Warranties; Limitations;
                ----------------------------------------------------
                Covenants-61-
                --------
       (S)19.3  Register-62-
                --------
       (S)19.4  New Notes-62-
                ---------
       (S)19.5  Participations-62-
                --------------
       (S)19.6  Disclosure-63-
                ----------
       (S)19.7  Assignee or Participant Affiliated with the Borrowers-63-
                -----------------------------------------------------
       (S)19.8  Miscellaneous Assignment Provisions-63-
                -----------------------------------
       (S)19.9  Assignment by Borrowers-64-
                -----------------------

(S)20 NOTICES, ETC-64-
      ------------

(S)21 GOVERNING LAW-64-
      -------------

(S)22 HEADINGS-65-
      --------

(S)23 COUNTERPARTS-65-
      ------------

(S)24 ENTIRE AGREEMENT, ETC-65-
      ----------------

(S)25 WAIVER OF JURY TRIAL-65-
      --------------------

(S)26 CONSENTS, AMENDMENTS, WAIVERS, ETC.-65-
      ----------------------------------

(S)27 SEVERABILITY-66-
      ------------

(S)28 COMMERCIAL TRANSACTION; PREJUDGEMENT REMEDY
      -------------------------------------------
      WAIVER-66-
      ------

                                   EXHIBITS
                                   --------

Exhibit A      -Form of Revolving Credit  Note
Exhibit B      -Form of Term Note
Exhibit C      -Form of Compliance Certificate
Exhibit D      -Form of Assignment and Acceptance
Exhibit E      -Borrowing Base Report


                                   SCHEDULES
                                   ---------

Schedule 1  -Lending Institutions
Schedule 2  -Definitions and Rules of Interpretation
Schedule 7.1(d)-Ownership
Schedule 7.2   -Ownership Interests
Schedule 7.4   -Owned Assets not listed on Balance Sheet
Schedule 7.8   -Patents

Schedule 7.9   - Litigation
Schedule 7.17  - Permitted Transactions
Schedule 7.20  - Environmental Issues
Schedule 7.25  - Bank Accounts
Schedule 8.2   - Use of Proceeds
Schedule 9.1   - Permitted Indebtedness
Schedule 9.2   - Permitted Liens
Schedule 9.3   - Permitted Investments

                               CREDIT AGREEMENT
                               ----------------


     This CREDIT AGREEMENT is made as of the 15th day of April, 1994, by and among MEROCEL CORPORATION ("Merocel"), XOMED-TREACE, INC. ("Xomed"), XOMED-TREACE, P.R. INC. ("Xomed P.R.") and MEROCEL/XOMED HOLDINGS, INC. ("Holdings" and, together with Merocel, Xomed and Xomed P.R., the "Borrowers" and each, singularly, a "Borrower"), each a Delaware corporation having its principal place of business at 950 Flanders Road, Mystic, Connecticut 06355, and BANK OF BOSTON CONNECTICUT and the other lending institutions listed on Schedule 1
                                                                ----------
attached hereto (collectively, the "Banks") and BANK OF BOSTON CONNECTICUT as agent for itself and the other Banks (in such capacity, the "Agent").

     (S)1    DEFINITIONS AND RULES OF INTERPRETATION.
             ---------------------------------------

     (S)1.1  Definitions.  Except as otherwise expressly provided herein, all
             -----------
capitalized terms used in this Credit Agreement, the exhibits hereto and any notes, certificates, reports or other documents or instruments made or delivered pursuant to or in connection with this Credit Agreement shall have the meanings set forth for such terms in Schedule 2 hereto.
                            ----------

     (S)1.2  Rules of Interpretation.  Except as otherwise expressly provided
             -----------------------
herein, the rules of interpretation set forth in Schedule 2 hereto shall apply
                                                 ----------
to this Credit Agreement, the exhibits hereto and any notes, certificates, reports or other documents or instruments made or delivered pursuant to or in connection with this Credit Agreement.

     (S)2    THE REVOLVING CREDIT FACILITY.
             -----------------------------

     (S)2.1  Commitment to Lend.  Subject to the terms and conditions set
             ------------------
forth in this Credit Agreement, each of the Banks severally agrees to lend to the Borrowers and the Borrowers may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date upon notice by the Borrowers to the Agent given in accordance with (S)2.6, such sums as are requested by the Borrowers up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment or, if Bank of Boston Connecticut elects, in its sole discretion, to fund any Revolving Credit Loan pursuant to the terms of (S)2.9 hereof, no later than 12:00 noon (Hartford, Connecticut time) on the proposed Drawdown Date of such Revolving Credit Rate Loan; provided that the outstanding
                                                  --------
aggregate amount of all Revolving Credit Loans shall not at any time exceed at the lesser of (i) the Total Commitment and (ii) the Borrowing Base. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's
                                     --- ----
Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrowers that the conditions set forth in (S)11 and (S)12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and (S)12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

     (S)2.2  Commitment Fee.  The Borrowers agree to pay to the Agent for
             --------------
the respective accounts of the Banks in accordance with their respective Commitment Percentages a commitment fee calculated at the rate of one-half of one percent (1/2%) per annum on the average daily amount during each calendar quarter (or portion thereof) from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Commitment exceeds the outstanding amount of Revolving Credit Loans during such period. The commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter (or portion thereof) commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Commitments shall terminate.

     (S)2.3  Reduction of Total Commitment.  The Borrowers shall have the
             -----------------------------
right at any time and from time to time upon three (3) Business Days' prior written notice to the Agent to reduce by $500,000 or any greater integral multiple thereof or terminate entirely the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their
                                          --- ----
respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice from the Borrowers delivered pursuant to this (S)2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrowers shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

     (S)2.4  The Revolving Credit Notes.  The Revolving Credit Loans shall
             --------------------------
be evidenced by separate promissory notes of the Borrowers in substantially the form of Exhibit A hereto (each a "Revolving Credit Note"), dated as of the
        ---------
Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. Each Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record shall be prima facie
                                                               ----- -----
evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     (S)2.5  Interest on Revolving Credit Loans.  Except as otherwise
             ----------------------------------
provided in (S)5.11,

               (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate of one percent (1%) per annum above the Base Rate.

               (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate of two and one-quarter of one percent (2.25%) per annum above the Eurodollar Rate determined for such Interest Period.

               (c) The Borrowers promise to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

     (S)2.6  Requests for Revolving Credit Loans.  The Borrowers shall give
             -----------------------------------
to the Agent written notice in form and substance satisfactory to Agent of each Revolving Credit Loan requested hereunder (a "Loan Request") no less than (i) two (2) Business Days prior to the proposed Drawdown Date of any Base Rate Loan and (ii) four (4) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (1) the principal amount of the Revolving Credit Loan requested, (2) the proposed Drawdown Date of such Revolving Credit Loan, (3) the Interest Period for such Revolving Credit Loan and (4) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on each Borrower and shall obligate the Borrowers to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $500,000 or an integral multiple thereof.

     (S)2.7  Conversion Options.
             ------------------

             (a) The Borrowers may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (i) with respect to any such conversion of a Revolving Credit Loan
- --------
to a Base Rate Loan, the Borrowers shall give the Agent at least two (2) Business Days' prior written notice of such election; (ii) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrowers shall give the Agent at least four (4) Eurodollar Business Days' prior written notice of such election; (iii) with respect to any such conversion of a Eurodollar Rate Loan into a Revolving Credit Loan of another Type, such conversion shall only be made on the last day of the Interest Period with respect thereto and (iv) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar

Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be
                                 --------
in an aggregate principal amount of $500,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrowers.

             (b) Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrowers with the notice provisions contained in (S)2.7(a); provided that no Eurodollar Rate Loan may be continued
                        --------
as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the Borrowers' account have actual knowledge. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this (S)2.7 is scheduled to occur.

             (c) Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $500,000 or a whole multiple of $100,000 in excess thereof.

     (S)2.8  Funds for Revolving Credit Loans.
             --------------------------------

             (a) Not later than 12:00 noon (Hartford, Connecticut time) on the proposed Drawdown Date of any Revolving Credit Loan, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by (i) (S)(S)11 and 12 in the case of initial Loans, and (ii) (S)12 for all other Revolving Credit Loans, and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrowers the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of such Bank's Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

             (b) The Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (ii) the amount of such Bank's Commitment Percentage of such
        -----
Revolving Credit Loans, times (iii) a fraction, the numerator of which is the
                        -----
number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the
                                                ----- -----
amount due and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

     (S)2.9  Settlement; Application of Repayments of Revolving Credit Loans.
             ---------------------------------------------------------------
(a) Bank of Boston Connecticut may, but is not required to, fund all Revolving Credit Loans made in accordance with the provisions of this Agreement. Prior to each Settlement, (i) all payments of the principal of the Revolving Credit Loans shall be credited to the account of Bank of Boston Connecticut, and (ii) the outstanding amount of Revolving Credit Loans made by Bank of Boston Connecticut may exceed Bank of Boston Connecticut's Commitment Percentage of the outstanding amount of Revolving Credit Loans.

     (b) The Banks shall effect Settlements (i) on the last Business Day of each week, (ii) within one Business Day after each other date on which borrowings of Revolving Credit Loans (net of payments of principal of Revolving Credit Loans by the Borrowers) or payments of principal of Revolving Credit Loans (net of borrowings of Revolving Credit Loans by the Borrowers) exceed $5,000,000 and (iii) on the Revolving Credit Loan Maturity Date (each such date, a "Settlement Date"). On the Business Day prior to each such Settlement Date,
   ---------- ----
the Agent shall give telephonic notice to the Banks of (A) the respective outstanding amount of Revolving Credit Loans made by each Bank as at the close of business on the prior day, (B) the amount that any Bank, as applicable (the "Settling Bank"), shall pay to effect a Settlement (the "Settlement Amount")
 -------- ----                                           ---------- ------
and (C) the portion (if any) of the aggregate Settlement Amount to be paid to each Bank. A statement of the Agent submitted to the Banks with respect to any amounts owing hereunder shall be prima facie evidence of the amount due and
                                 ----- -----
owing. Each Settling Bank shall, not later than 11:00 a.m. (Hartford, Connecticut time) on each Settlement Date, effect a wire transfer of immediately available funds to the Agent at its head office in the amount of such Bank's Settlement Amount. The Agent shall, as promptly as practicable during normal business hours on each Settlement Date, effect a wire transfer of immediately available funds to each Bank of the Settlement Amount to be paid to such Bank. All funds advanced by any Bank as a Settling Bank pursuant to this (S)2.9(b) shall for all purposes be treated as a Revolving Credit Loan made by such Settling Bank to the Borrowers and all funds received by any Bank pursuant to this (S)2.9(b) shall for all purposes be treated as repayment of amounts owed by the Borrowers with respect to Revolving Credit Loans made by such Bank.

     (c) The Agent may (unless notified to the contrary by a Settling Bank by 2:00 p.m. (Hartford, Connecticut time) on the Settlement Date) assume that each Settling Bank has made available to the Agent on such Settlement Date the Settlement Amount, and the Agent may (but shall not be required to), in reliance upon such assumption, make available to each applicable Bank its share (if any) of the aggregate Settlement Amount. If the Settlement Amount of such Settling Bank is made available to the Agent by such Settling Bank (or, conversely, if the Agent makes the Settlement Amount available to a Bank entitled thereto) on a date after such Settlement Date, such Settling Bank shall pay the Agent (or, conversely, the Agent shall pay such Bank entitled to such Settlement Amount) on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average annual interest rate paid by the Agent or such Bank, as applicable, for federal funds acquired by the Agent or such Bank, as applicable during each day included in such period times
                                                                          -----
(ii) the Settlement Amount, times (iii) a fraction, the numerator of which is
                            -----
the number of days that elapse from and including such Settlement Date to but not including the date on which the Settlement Amount shall become immediately available to the Agent or such Bank, as applicable, and the denominator of which is 365. Upon payment of such amount the Settling Bank shall be deemed to have delivered the Settlement Amount of such Settling Bank on the Settlement Date and shall become entitled to interest payable by the Borrowers with respect to such Bank's Settlement Amount as if such share were delivered on the Settlement Date. If the Settlement Amount is not in fact made available to the Agent by the Settling Bank within three (3) Business Days of such Settlement Date, the Agent shall be entitled to debit the Borrowers' account with the Agent to recover such amount from the Borrowers and if the Borrowers' account with the Agent does not contain sufficient funds the Borrowers agree to deposit into the account such amount, with interest thereon at the rate per annum applicable to any Revolving Credit Loans made on such Settlement Date. The failure or refusal of any of the Banks to make available to the Agent at the aforesaid time on any Settlement Date the amount of the Settlement Amount representing Revolving Credit Loans to be made by such Bank on such date shall not relieve any other Bank from its obligations hereunder to make Settlements and Revolving Credit Loans on such Settlement Date or on any subsequent Settlement Date but in no event shall any Bank or the Agent be responsible or liable for the failure of any other

Bank to make the Revolving Credit Loans to be made by such other Bank.

     (d) Each payment by the Borrowers of Revolving Credit Loans hereunder shall be allocated among the Banks on the first Settlement Date after such payment, in amounts determined to provide that after such application the outstanding amount of Revolving Credit Loans of each Bank equals, as nearly as practicable, such Bank's Commitment Percentage of all outstanding Revolving Credit Loans.

     (S)2.10  Change in Borrowing Base.  The Borrowing Base shall be
              ------------------------
determined bi-weekly (or at such other interval as may be specified pursuant to (S)8.4(g)) by the Agent by reference to the Borrowing Base Report delivered to the Agent pursuant to (S)8.4(g).

     (S)3  REPAYMENT OF THE REVOLVING CREDIT LOANS.
           ---------------------------------------



     (S)3.1  Maturity.  The Borrowers absolutely and unconditionally
             --------
promise to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon and all fees and reasonable expenses incurred by the Banks and Agent in connection therewith and payable by the Borrowers hereunder.

     (S)3.2  Mandatory Repayments of Revolving Credit Loans.  If at any
             ----------------------------------------------
time the outstanding amount of the Revolving Credit Loans exceeds an amount equal to the lesser of (i) the Total Commitment and (ii) the Borrowing Base, then the Borrowers shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application to the Revolving Credit Loans. Each prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

     (S)3.3  Optional Repayments of Revolving Credit Loans.  The Borrowers
             ---------------------------------------------
shall have the right, at their election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount
         --------
of any Eurodollar Rate Loans pursuant to this (S)3.3 may be made only on the last day of the Interest Period relating thereto. The Borrowers shall give the Agent, no later than 10:00 a.m., Hartford time, at least three (3) Business Days' prior written notice of any proposed prepayment pursuant to this (S)3.3 of Base Rate Loans, and four (4) Eurodollar Business Days' notice of any proposed prepayment pursuant to this (S)3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $500,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrowers, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

     (S)4  THE TERM LOAN.
           -------------

     (S)4.1  Commitment to Lend.  Subject to the terms and conditions set
             ------------------
forth in this Credit Agreement, each Bank agrees to lend to the Borrowers on the Closing Date an amount equal to its Commitment Percentage of a term loan in the aggregate principal amount of $33,000,000 (the "Term Loan").

     (S)4.2  The Term Notes.  The Term Loan shall be evidenced by separate
             --------------
promissory notes of the Borrowers in substantially the form of Exhibit B hereto
                                                               ---------
(each a "Term Note"), dated the Closing Date and completed with appropriate insertions. One Term Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment Percentage of the Term Loan and representing the obligation of the Borrowers to pay to such Bank such principal amount or, if less, the outstanding amount of such Bank's Commitment Percentage of the Term Loan, plus interest accrued thereon, as set forth below. Each Borrower irrevocably authorizes each Bank to make or cause to be made a notation on such Bank's Term Note Record reflecting the original principal amount of such Bank's Commitment Percentage of the Term Loan and, at or about the time of such Bank's receipt of any principal payment on such Bank's Term Note, an appropriate notation on such Bank's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Term Note Record shall be prima facie
                                                                 ----- -----
evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Term Note Record shall not affect the obligations of the Borrowers hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

     (S)4.3  Mandatory Payments of Principal of Term Loan.  (a) The
             --------------------------------------------
Borrowers promise to pay to the Agent for the accounts of the Banks the principal amount of the Term Loan in twenty (20) consecutive quarterly installments in the amounts and during the periods set forth in the table below, such installments to be due and payable on the first day of each calendar quarter ending during such periods, commencing on July 1, 1994, with a final payment on the Term Loan Maturity Date in an amount equal to the unpaid principal balance of the Term Loan on such date:

                                      Quarterly                    Annual
One-Year Period                      Payment Amount               Payment
- ---------------                      --------------               -------
Amount
- ------
One year period
commencing on Closing
Date                                   $625,000                   $2,500,000

One year period
commencing on first
anniversary of
Closing Date                           $975,000                   $3,900,000

One year period
commencing on second
anniversary of
Closing Date                           $1,275,000                 $5,100,000

One year period
commencing on third
anniversary of
Closing Date                           $1,775,000                 $7,100,000

One year period
commencing on fourth
anniversary of
Closing Date                           $1,775,000                 $7,100,000

Term Loan Maturity Date                 The outstanding principal amount of the
                                        Term Loan, together with all interest
                                        accrued thereon.



     (b)  Excess Cash Flow Recapture.  In addition to any and all scheduled
          --------------------------
amortization repayments of the Term Loan as set forth in (S)4.3(a) above, the Borrowers shall, on March 31 of each calendar year, commencing on March 31, 1995, pay to the Agent for the accounts of the Banks an amount equal to fifty percent (50%) of Consolidated Excess Cash Flow of Holdings and its Subsidiaries for the immediately preceding fiscal year. Such prepayments of Consolidated Excess Cash Flow shall be applied to the payment of installments of the outstanding principal amount of the Term Loan (including, without limitation, the installment due and payable on the Term Loan Maturity Date) due and payable hereunder in inverse order of maturity.

     (c)  Offering Proceeds.  In addition to the payments referred to above, the
          -----------------
Borrowers shall pay to the Agent on behalf of the Banks an amount equal to fifty percent (50%) of the aggregate cash proceeds from any sale of the capital stock or other securities of Holdings for cash which is required to be registered under the Securities Act of 1933, as amended, or any sale of such capital stock or securities of Holdings for cash to qualified institutional buyers pursuant to Rule 144A established thereunder, in each case, after deduction of reasonable costs and expenses and normal and customary underwriting discounts and commissions incurred by Holdings in connection with such offering; provided, that nothing set forth herein shall be
                               --------
deemed to be or construed as the consent of the Agent or the Banks to any sale of capital stock or other securities of Holdings not expressly permitted by the terms hereof. Each payment required by this (S)4.3(c) shall be due and payable contemporaneously with the receipt by Holdings of all or any portion of any proceeds from the applicable offering. Such prepayments of such offering proceeds shall be applied to the payment of installments of the outstanding principal amount of the Term Loan (including, without limitation, the installment due and payable on the Term Loan Maturity Date) due and payable hereunder in inverse order of maturity.

     (d)  Asset Dispositions.  The Borrowers shall pay to the Agent on behalf of
          ------------------
the Banks one hundred percent (100%) of the net proceeds (after reasonable costs of sale and the provision for the payment by the Borrowers of any taxes incurred by Borrowers solely as the result of such sale) from the sale or other disposition of properties and assets of the Borrowers (other than capital stock, other securities issued by the Borrowers or sales of inventory in the ordinary course of business and as otherwise provided in (S)9.5) expressly permitted by the terms hereof. Each payment required by this (S)4.3(d) shall be due and payable contemporaneously with any Borrower's receipt of all or any portion of any proceeds from any such sale. Such net proceeds shall be applied first to the payment of the outstanding principal amount of the Term Loan that will be due and payable on the Term Loan Maturity Date (as determined by the Agent on the date of such prepayment without reference to future prepayments of any kind whatsoever), with fifty percent (50%) of the balance (hereinafter referred to as the "REMAINING PAYMENT AMOUNT") used to reduce each regularly scheduled quarterly payment due with respect to the Term Loan pursuant to (S)4.3(a) above by an amount determined by multiplying (1) the Remaining Payment Amount by (2) a fraction, the numerator of which is the amount of such quarterly payment and the denominator of which is the outstanding balance of the Term Loan on the date of such prepayment (after taking into account the prepayment of the final installment due and payable on the Term Loan Maturity Date). Any remaining balance of such net sale proceeds shall be deposited in the Borrower's operating accounts maintained with the Agent.

     (S)4.4  Optional Prepayment of Term Loan.  The Borrowers shall have
             --------------------------------
the right at any time to prepay the Term Notes on or before the Term Loan Maturity Date, as a whole, or in part, upon not less than five (5) Business Days' prior written notice to the Agent, without premium or penalty, provided
                                                                     --------
that (i) each partial prepayment shall be in the principal amount of $500,000 or an integral multiple thereof, (ii) no portion of the Term Loan bearing interest at the Eurodollar Rate may be prepaid pursuant to this (S)4.4 except on the last day of the Interest Period relating thereto, and (iii) each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Term Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loan (including the final installment due and payable on the Term Loan Maturity Date) in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed.

     (S)4.5  Interest on Term Loan.
             ---------------------

          (a) Except as otherwise provided in (S)5.11, the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the following rates:

               (i) To the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Base Rate, the Term Loan or such portion thereof shall bear interest during such Interest Period at the rate of one percent (1.0%) per annum above the Base Rate.

               (ii) To the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Eurodollar Rate, the Term Loan or such portion thereof shall bear interest during such Interest Period at the rate of two and one-quarter of one percent (2.25%) per annum above the Eurodollar Rate.

     The Borrowers promise to pay interest on the Term Loan or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

          (b) The Borrowers shall notify the Agent, such notice to be irrevocable, at least two (2) Business Days prior to the Drawdown Date of the Term Loan if all or any portion of the Term Loan is to bear interest at the Base Rate and at least four (4) Eurodollar Business Days prior to the Drawdown Date of the Term Loan if all or any portion of the Term Loan is to bear interest at the Eurodollar Rate. After the Term Loan has been made, the provisions of
(S)2.7 hereof shall apply mutatis mutandis with respect to all or any portion of
                          ------- --------
the Term Loan so that the Borrowers may have the same interest rate options with respect to all or any portion of the Term Loan as it would be entitled to with respect to the Revolving Credit Loans.

          (c) Any portion of the Term Loan bearing interest at the Eurodollar Rate relating to any Interest Period shall be in the amount of $500,000 or an integral multiple thereof. No Interest Period relating to the Term Loan or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loan is to be made unless a portion of the Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate.

     (S)5  CERTAIN GENERAL PROVISIONS.
           --------------------------

     (S)5.1  Fees.  The Borrowers agree to pay all fees set forth in the
             ----
Fee Letter Agreements in accordance with the terms thereof.

     (S)5.2  Funds for Payments.
             ------------------

             (a) All payments of principal, interest, commitment fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, at the Agent's Head Office or at such other location in the Hartford, Connecticut area that the Agent may from time to time designate, in each case in immediately available funds.

             (b) All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrowers are compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrowers with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrowers will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrowers. The Borrowers will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

     (S)5.3  Computations.  All computations of interest on the Loans and
             ------------
of commitment fees, or other fees shall, unless otherwise expressly provided herein, be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records and the Term Note Records from time to time shall be considered correct and binding on each Borrower unless within five (5) Business Days after receipt of any notice by the Agent or any of the Banks of such outstanding amount, the Agent or such Bank shall notify the Borrowers to the contrary.

     (S)5.4  Inability to Determine Eurodollar Rate.  In the event, prior
             --------------------------------------
to the commencement of any Interest Period relating to any

Eurodollar Rate Loan, the Agent shall determine or be notified by any Bank that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Banks) to the Borrowers and the Banks. In such event (a) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans,
(b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent or the Majority Banks determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent or, as the case may be, the Agent upon the instruction of the Majority Banks, shall so notify the Borrowers and the Banks.

     (S)5.5  Illegality.  Notwithstanding any other provisions herein, if
             ----------
any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrowers and the other Banks and thereupon (a) the commitment of such Bank to make Eurodollar Rate Loans or convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (b) such Bank's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrowers hereby agree promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this (S)5.6, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder.

     (S)5.6  Additional Costs, Etc.  If any future applicable law or any
             ---------------------
change in any present law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

             (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

             (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or any of the other Loan Documents, or

             (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

             (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, the Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitment forms a part, and the result of any of the foregoing is

             (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment, or

       (ii) to reduce the amount of principal, interest, or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, or any of the Loans, or

       (iii) to require such Bank or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrowers hereunder, then, and in each such case, the Borrowers will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

     (S)5.7  Capital Adequacy.  If after the date hereof any Bank (other
             ----------------
than a Foreign Bank) or the Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's commitment with respect to any Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Agent to be material, then such Bank or the Agent may notify the Borrowers of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrowers agree to pay such Bank or (as the case may be) the Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Bank or (as the case may be) the Agent of a certificate in accordance with
(S)5.8 hereof. Each such Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     (S)5.8  Certificate.  A certificate setting forth any additional
             -----------
amounts payable pursuant to (S)(S)5.6 or 5.7 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

     (S)5.9  Indemnity.  Each Borrower agrees to indemnify each Bank and to
             ---------
hold each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (a) default by the Borrowers in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) default by the Borrowers in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request, notice (in the case of all or any portion of the Term Loans pursuant to (S)4.5(b)) or a Conversion Request relating thereto in accordance with (S)2.6 or (S)2.7 or
(S)4.5 or (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans.

     (S)5.10 Interest After Default.
             ----------------------

             (a) Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the Base Rate until such amount shall be paid in full (after as well as before judgment).

             (b) During the continuance of any Event of Default arising as a result of the failure of the Borrowers to pay any principal or interest due and payable hereunder or under any of the other Loan Documents, the principal of the Revolving Credit Loans and the Term Loan not overdue shall, until such Event of Default has been cured or remedied or such Event of Default has been waived by the Majority Banks pursuant to (S)26, bear interest at a rate per annum equal to the rate of interest applicable to overdue principal pursuant to (S)5.10(a) hereof.

     (S)5.11  HLT Classification.  If, after the date hereof, the Agent
              ------------------
determines or is advised by any Bank that such Bank has determined, or the Agent receives notice from or is advised by any Bank that such Bank has received notice from any governmental authority, central bank or comparable agency having jurisdiction over such Bank, that any of the Commitments or Loans are classified as a "highly leveraged transaction" (an "HLT Classification") pursuant to any existing regulations regarding "highly leveraged transactions" or any modification, amendment or interpretation thereof, or the adoption of new regulations regarding "highly leveraged transactions" after the date hereof by any governmental authority, central bank or comparable agency, the Agent shall promptly give notice of such HLT Classification to the Borrowers and the Banks. The Agent, the Banks and the Borrowers shall thereupon commence negotiations in good faith to agree on the extent to which fees, interest rates and/or margins hereunder should be increased so as to reflect such HLT Classification. If the Borrowers and the Majority Banks agree on the amount of such increase or increases, this Credit Agreement shall be promptly amended to give effect to such increase or increases. If the Borrowers and the Majority Banks fail to so agree and the Borrowers have failed to refinance the Obligations within ninety
(90) days after notice is given by the Agent as provided above, then the Agent shall, if so requested by the Majority Banks, by notice to the Borrowers terminate the Commitments, and the Commitments shall thereupon terminate, with the provisions of (S)3.2 then becoming applicable; and the Loans shall also then become due and payable in full. The Agent and the Banks acknowledge that an HLT Classification is not a Default or an Event of Default.

     (S)5.12   Concerning Joint and Several Liability of the Borrowers.
               -------------------------------------------------------

             (a) Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Agent and the Banks under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.

             (b) Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with each other Borrower, with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of all of the Borrowers without preferences or distinction among them.

             (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of such Obligations in accordance with the terms thereof, then in each such event each other Borrower will make such payment with respect to, or perform, such Obligation.

             (d)  The obligations of each Borrower under the provisions of this
(S)5.12 constitute the absolute and unconditional obligations of such Borrower enforceable against it to the full extent permitted under the terms hereof, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstance whatsoever.

             (e) Each Borrower hereby waives notice of acceptance of its joint and several liability, notice of the Loans made under this Agreement, notice of the occurrence of any Default or Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by the Agent or the Banks under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, all demands, notices and other formalities of every kind in connection with this Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Agent or the Banks at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Agent or the Banks in respect of any of the obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Agent or the Banks including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this (S)5.12, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its Obligations under this (S)5.12, it being the intention of each Borrower that, so long as any of the Obligations remain unsatisfied, the Obligations of such Borrower under this (S)5.12 shall not be discharged except by performance and then only to the extent of such performance. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or the Agent or the Banks. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Agent or the Banks upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this (S)5.12 will forthwith be reinstated in effect, as though such payment had not been made.

     (S)6  COLLATERAL SECURITY.  The Obligations shall be secured by a
           -------------------
perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the issued and outstanding capital stock of each Borrower and in all of the assets of the Borrowers, whether now owned or hereafter acquired, including, without limitation, accounts receivable, inventory, real property, plant, equipment, joint venture and limited partnership interests, intangibles and shares of stock of any subsidiary of the Borrowers pursuant to the terms of the Security Documents.

     (S)7  REPRESENTATIONS AND WARRANTIES.  Each Borrower represents and
           ------------------------------
warrants to the Banks and the Agent as follows:

     (S)7.1  Corporate Authority; Ownership.
             ------------------------------

             (a)  Incorporation; Good Standing.  Each Borrower and its
                  ----------------------------
Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where a failure to be so qualified would have a materially adverse effect on the business, assets or financial condition of such Borrower or its Subsidiary.

             (b)  Authorization.  The execution, delivery and performance of
                  -------------
this Credit Agreement, the other Loan Documents, the Capitalization Documents and the Acquisition Documents to which any Borrower, any of its Subsidiaries, or the Seller, as applicable, is or is to become a party, and the performance by each such Person of all of its agreements and obligations under each of such documents, including, without limitation, the Acquisition, and the transactions contemplated hereby and thereby (i) are within the corporate or trust, as applicable, authority of each such Person, (ii) have been duly authorized by all necessary corporate or trust, as applicable, proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, (iv) do not conflict with any provision of the corporate charter or bylaws of, any agreement or other instrument binding upon, or trust agreement of, such Person and (v) do not require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of any applicable law.

          (c)  Enforceability.
               --------------

               (i) The execution and delivery of this Credit Agreement, the other Loan Documents, the Capitalization Documents and the Acquisition Documents to which any Borrower, any of its Subsidiaries or the Seller is or is to become a party will result in valid and legally binding obligations of such Person enforceable against such Person in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

               (ii) The Seller has duly executed and delivered each of the Acquisition Documents to which it is a party and each of such documents is in full force and effect. The agreements and obligations of the Seller contained in each of the Acquisition Documents to which it is a party constitute the legal, valid and binding obligations of the Seller, enforceable against it in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent the availability of the remedy of specific performance and injunctive or other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (d)  Ownership.  After giving effect to the Acquisition Documents and
               ---------
the Capitalization Documents, the ownership of all of the issued and outstanding capital stock of Holdings on the date hereof is set forth on Schedule 7.1(d)
                                                             -------- ------
hereto.

     (S)7.2  No Business Activity; Subsidiaries.  Except as set forth on
             ----------------------------------
Schedule 7.2, no Borrower owns or holds of record and/or beneficially (whether
- -------- ---
directly or indirectly) any shares of any class in the capital of any other corporations or any legal and/or beneficial interests in any corporation, partnership, business trust or joint venture or in any other unincorporated trade or business enterprise.

     (S)7.3  Governmental Approvals.  The execution, delivery and performance
             ----------------------
by each Borrower and its Subsidiaries of any of the Loan Documents, Acquisition Documents or the Capitalization Documents to which such Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     (S)7.4  Title to Properties; Leases.  Except as indicated on Schedule 7.4
             ---------------------------                          ------------
hereto, Merocel and its Subsidiaries and Xomed and its Subsidiaries own all of the assets reflected in the respective consolidated balance sheets of Merocel and Xomed and their Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     (S)7.5  Financial Statements.
             --------------------

               (a) There has been furnished to each of the Banks a consolidated balance sheet of Merocel and its Subsidiaries as at December 31, 1993, and a consolidated statement of income and a consolidated statement of cash flow of Merocel and its Subsidiaries for the fiscal year then ended, each setting forth in comparative form the figures for the previous fiscal year and in each case together with the notes related thereto and audited and certified by Ernst & Young. Such balance sheet and statements of income and cash flow of Merocel and its Subsidiaries shall have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of Merocel and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of Merocel or any of its Subsidiaries as of such date involving material amounts, known to the officers of Merocel, which were not disclosed in such balance sheet and the notes related thereto.

               (b) There has been furnished to each of the Banks a consolidated balance sheet of Xomed and its Subsidiaries as at June 30, 1993, and a consolidated statement of income and a consolidated statement of cash flow of Xomed and its Subsidiaries for the six (6) month period then ended, each setting forth in comparative form the figures for the same six-month period of the prior fiscal year and in each case together with the notes related thereto and audited and certified by Price & Waterhouse. Such balance sheet and statements of income and cash flow of Xomed and its Subsidiaries shall have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of Xomed and its Subsidiaries as at the close of business on the date thereof and the results of operations for the six (6) month period then ended. There are no contingent liabilities of Xomed or any of its Subsidiaries as of such date involving material amounts, known to the officers of Xomed, which were not disclosed in such balance sheet and the notes related thereto.

               (c) There has been furnished to each of the Banks an unaudited consolidated balance sheet and a consolidated statement of income of Merocel and its Subsidiaries as at the Balance Sheet Date. Such balance sheet and statement of income of Merocel and its Subsidiaries has been prepared in accordance with generally accepted accounting principles and fairly presents the financial condition of Merocel and its Subsidiaries as at the close of business on the date thereof (subject to normal year-end audit adjustments). There are no contingent liabilities of Merocel, Xomed or Xomed P.R. as of such date involving material amounts which were not disclosed in such consolidated balance sheet of Merocel and Xomed and the notes related thereto.

               (d) There has been furnished to each of the Banks an unaudited consolidated balance sheet and a consolidated statement of income of Xomed and its Subsidiaries as at the Balance Sheet Date. Such balance sheet and statement of income of Xomed and its Subsidiaries has been prepared in accordance with generally accepted accounting principles and fairly presents the financial condition of Xomed and its Subsidiaries as at the close of business on the date thereof (subject to normal year-end audit adjustments). There are no contingent liabilities of Xomed or any of its Subsidiaries as of such date involving material amounts which were not disclosed in such consolidated balance sheet of Xomed and the notes related thereto.

               (e) There has been furnished to each of the Banks unaudited consolidated financial statements of Xomed and its Subsidiaries as at December 31, 1993, which outline in the notes attached thereto the sales and gross profits associated with the assets (the "International Assets") being sold to the Borrower relating to Seller's International Business (as defined in the Stock Purchase Agreement). Such financial statements have been prepared in accordance with generally accepted accounting principles and fairly presents the status of the International Assets as of such date.

               (f) Both before and immediately after giving effect to the transactions contemplated hereby and by the Acquisition Documents, each Borrower and its Subsidiaries is and shall be solvent on a going concern basis, has assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured, and has, and will have as of the Closing Date, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     (S)7.6  Financial Statements.  Holdings has furnished to each of the
             --------------------
Banks the pro forma consolidated and consolidating balance sheet of Holdings and
          --- -----
its Subsidiaries as of the Balance Sheet Date, adjusted to give effect to the making of the Loans. Each of such balance sheets presents fairly the financial condition of Holdings and its Subsidiaries as of the date thereof after giving effect to the Acquisition and the making of the Loans, has been prepared on the basis of the assumptions set forth therein, and is accurate and complete in all material respects (subject to normal year-end audit adjustments). Neither Holdings nor any of its Subsidiaries will have, as of the Balance Sheet Date, any material obligations, secured or unsecured (whether accrued, absolute or actual, contingent, or otherwise), which are not reflected in such balance sheets.

     (S)7.7  No Material Changes, Etc.  Since the Balance Sheet Date there has
             ------------------------
occurred no materially adverse change in the financial condition or business of any Borrower or its Subsidiaries or the International Assets as shown on or reflected in the pro forma balance sheets of Holdings and its Subsidiaries as at
                 --- -----
the Balance Sheet Date, the consolidated balance sheets of Merocel and its Subsidiaries and Xomed and its Subsidiaries as at the Balance Sheet Date, or the consolidated statements of income and cash flow of Xomed and Merocel for the fiscal periods then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrowers or any of their respective Subsidiaries. Since the Balance Sheet Date, no Borrower has made any Distributions.

     (S)7.8  Franchises, Patents, Copyrights, Etc.  Except as set forth on
             ------------------------------------
Schedule 7.8, each Borrower and its Subsidiaries possesses all franchises,
- -------- ---
patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

     (S)7.9  Litigation.  Except as set forth on Schedule 7.9, there are no
             ----------                          -------- ---
actions, suits, proceedings or investigations of any kind pending (except for any actions or suits which have been commenced by the filing of a complaint or other pleading with the appropriate judicial or administrative authorities, which have not yet been served upon any Borrower or any of its Subsidiaries, as to which such Borrower has no knowledge) or, to the best knowledge of the Borrowers after due inquiry, threatened against any Borrower or any of its Subsidiaries or, to the best of the Borrowers' knowledge after due inquiry, against the Seller, before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of any Borrower or its Subsidiaries or materially impair the right of such Borrower and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of such Borrower and its Subsidiaries, or which question the validity of any of the Capitalization Documents or of this Credit Agreement or any of the other Loan Documents or the Acquisition Documents or any action taken or to be taken pursuant hereto or thereto.

     (S)7.10  No Materially Adverse Contracts, Etc.  No Borrower, or any
              ------------------------------------
Subsidiary of such Borrower, or the Seller is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of any of such Persons. No Borrower or any

Subsidiary of such Borrower, or the Seller is a party to any contract or agreement that has or is expected, in the judgment of such Borrowers's officers, to have any materially adverse effect on the business any of such Persons.

     (S)7.11  Compliance with Other Instruments, Laws, Etc.  No Borrower or any
              --------------------------------------------
Subsidiary of such Borrower, or the Seller, is in violation of any provision of their respective charter documents, bylaws, or any agreement or instrument to which any of them may be subject or by which any of them or any of their properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of any of such Persons.

     (S)7.12  Tax Status.  Each Borrower and its Subsidiaries (a) have made or
              ----------
filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and to the best knowledge of such Borrower after due and diligent inquiry, there is no basis for any such claim. No Borrower is liable with respect to any taxes incurred by the Seller.

     (S)7.13  No Event of Default.  No Default or Event of Default has occurred
              -------------------
and is continuing.

     (S)7.14  Holding Company and Investment Company Acts.  No Borrower or any
              -------------------------------------------
Subsidiary of such Borrower is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     (S)7.15  Absence of Financing Statements, Etc.  Except with respect to
              ------------------------------------
Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Borrowers or any of their respective Subsidiaries or any rights relating thereto.

     (S)7.16  Perfection of Security Interest.  All filings, assignments,
              -------------------------------
pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrowers are the owners of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

     (S)7.17  Certain Transactions.  Except as set forth on Schedule 7.17, none
              --------------------                          -------- ----
of the officers, directors, or employees of the Borrowers or any of their respective Subsidiaries is presently a party to any transaction with any Borrower or any of its Subsidiaries (other than for services as employees, officers and directors or for management services), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     (S)7.18  Employee Benefit Plans.
              ----------------------

              (a)  In General.  Each Employee Benefit Plan has been maintained
                   ----------
and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions. Each Borrower has heretofore delivered to the Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under (S)103(d) of ERISA, with respect to each Guaranteed Pension Plan.

              (b)  Terminability of Welfare Plans.  Under each Employee Benefit
                   ------------------------------
Plan which is an employee welfare benefit plan within the meaning of (S)3(1) or
(S)3(2)(B) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Part 6 of ERISA). The Borrowers or an ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrowers or such ERISA Affiliate without liability to any Person if the cost of providing such benefits should increase in any material respect, or any time after December 31, 1995.

              (c)  Guaranteed Pension Plans.  Each contribution required to be
                   ------------------------
made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S)302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by any Borrower, or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (S)4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

              (d)  Multiemployer Plans.  No Borrower or any ERISA Affiliate has
                   -------------------
incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under (S)4201 of ERISA or as a result of a sale of assets described in (S)4204 of ERISA. No Borrower or any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of (S)4241 or (S)4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under (S)4041A of ERISA.

     (S)7.19  Regulations U and X.  The proceeds of the Loans shall be used (i)
              -------------------
to refinance on the Closing Date certain existing indebtedness of the Borrowers to Bank of Boston Connecticut and certain other Indebtedness previously described in writing to the Agent, (ii) to consummate the Acquisition in accordance with the terms of the Acquisition Documents, and (iii) for working capital and general corporate purposes. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     (S)7.20  Environmental Compliance.  As set forth on Schedule 7.20, each
              ------------------------                   -------- ----
Borrower has taken all reasonable steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that:

              (a) To the best knowledge of the Borrowers after the investigation referred to above, no Borrower or any Subsidiary of such Borrower, or any operator of the Real Estate or any operations thereon, is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any applicable state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or the business, assets or financial condition of such Borrower and any of its Subsidiaries;

              (b) No Borrower or any Subsidiary of such Borrower, has received notice from any third party including, without limitation: any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. (S) 9601(5), any hazardous substances as defined by 42 U.S.C. (S) 9601(14), any pollutant or contaminant as defined by 42 U.S.C.
(S)9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that such Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

              (c) (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrowers, their Subsidiaries or operators of their respective properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) of Hazardous Substances on, upon, into or from the properties of the Borrowers or their Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrowers' knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate and to the best of the Borrowers' knowledge, there is no asbestos contamination on any of the Real Estate which would result in a violation of applicable Environmental Laws or which would require removal under such Environmental Laws; and (v) in addition, to the best of the

Borrowers' knowledge, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrowers' knowledge, operating in compliance with such permits and applicable Environmental Laws; and

              (d) No Borrower or any Subsidiary of such Borrower, any Mortgaged Property or any of the other Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

     (S)7.21  Fiscal Year.  Each fiscal year of each Borrower and each of its
              -----------
Subsidiaries begins on January 1 of each calendar year and ends on December 31 of each calendar year.

     (S)7.22  Loans as Senior Indebtedness.  All Indebtedness of the Borrowers
              ----------------------------
to the Banks in respect of the principal of and interest on the Loans will constitute "Senior Indebtedness" under the terms of each of the Subordinated Agreements and any other instrument evidencing, or pursuant to which there is issued indebtedness which purports to be Subordinated Debt.

     (S)7.23  Proceeds of Capital Contribution.  All of the transactions
              --------------------------------
contemplated by the Capitalization Documents have been consummated in accordance with the terms thereof, including, without limitation, the required capital contribution by the Holdings Shareholders of $43,502,337.36 in cash to Holdings.

     (S)7.24  Other Representations.  Each of the representations and warranties
              ---------------------
made by each of the Borrowers or any other Person in any of the Loan Documents to which any such Person is a party, was true and correct in all material respects when made and continues to be true and correct in all material respects on the Closing Date, except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted or required by the Loan Documents and Acquisition Documents.

     (S)7.25  Bank Accounts.  Schedule 7.25 sets forth the account numbers and
              -------------   -------------
locations of all bank and deposit accounts of the Borrowers or any of their Subsidiaries.

     (S)7.26  Puerto Rico Collateral.  Except as described on Schedule (S)9.3
              ----------------------                          ---------------
hereto, the fair market value of all Collateral and other properties and assets of any of the Borrowers and their respective Subsidiaries located in the Commonwealth of Puerto Rico does not exceed $1,000,000 in the aggregate.

     (S)8  AFFIRMATIVE COVENANTS OF THE BORROWERS.  Each Borrower covenants and
           --------------------------------------
agrees that, so long as any Loan or Note is outstanding or any Bank has any obligation to make any Loans:

     (S)8.1  Punctual Payment.  The Borrowers will duly and punctually pay or
             ----------------
cause to be paid the principal and interest on the Loans, the commitment fees, the Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which any Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

     (S)8.2  Maintenance of Office.  Each Borrower will maintain its chief
             ---------------------
executive office at 950 Flanders Road, Mystic, Connecticut 06355, or at such other place in the United States of America as such Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon such Borrower in respect of the Loan Documents to which such Borrower is a party may be given or made.

     (S)8.3  Records and Accounts.  Each Borrower will (a) keep, and cause each
             --------------------
of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

     (S)8.4  Financial Statements, Certificates and Information.  Holdings
             --------------------------------------------------
will deliver to each of the Banks:

          (a) as soon as practicable, but in any event not later than ninety
(90) days after the end of each fiscal year of Holdings, the consolidated and consolidating balance sheet of Holdings and its Subsidiaries as at the end of such year, and the related consolidated and consolidating statement of income and consolidated and consolidating statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified without qualification by (i) with respect to consolidating statements, the principal financial officer of Holdings and (ii) with respect to consolidated statements, Ernst & Young or by other independent certified public accountants satisfactory to the Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default (other than an Event of Default described in (S)13.1(o) hereof), or, if such accountants shall have obtained knowledge of any then existing

Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable
                             --------
to the Banks for failure to obtain knowledge of any Default or Event of Default;

          (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of Holdings, copies of the unaudited consolidated and consolidating balance sheet of Holdings and its Subsidiaries as at the end of such quarter, and the related consolidated and consolidating statement of income and consolidated and consolidating statement of cash flow for the portion of Holdings' fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles to the extent customarily applied to interim financial statements of the Borrowers and consistent with past practices of the Borrowers, together with a certification by the principal financial or accounting officer of Holdings that the information contained in such financial statements fairly presents the financial position of Holdings and its Subsidiaries on the date thereof (subject to year-end adjustments);

          (c) as soon as practicable, but in any event within thirty (30) days after the end of each month in each fiscal year of Holdings, unaudited monthly consolidated and consolidating financial statements of Holdings and its Subsidiaries for such month prepared in accordance with generally accepted accounting principles, to the extent customarily applied to interim financial statements of the Borrowers and consistent with past practices of the Borrowers, together with a certification by the principal financial or accounting officer of Holdings that the information contained in such financial statements fairly presents the financial condition of Holdings and its Subsidiaries on the date thereof (subject to year-end adjustments);

          (d) as soon as practicable, but in any event on or before June 30, 1994, the consolidated and consolidating balance sheet of Holdings and its Subsidiaries as of the close of business on the Closing Date hereof, prepared in accordance with generally accepted accounting principals, and certified without qualification by (i) with respect to the consolidating balance sheet, the principal financial officer of Holdings and (ii) with respect to the consolidated balance sheet, Ernst & Young;

          (e) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of Holdings in substantially the form of Exhibit C hereto and setting forth in reasonable detail computations
   ---------
evidencing compliance with the covenants contained in (S)10 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

          (f) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission;

          (g) within seven (7) days after each of the fifteenth and the last day of each calendar month, or at such other times as the Agent may reasonably request during the continuance of a Default or an Event of Default, a Borrowing Base Report setting forth the Borrowing Base as at the end of such calendar month or other date so requested by the Agent;

          (h) within thirty (30) days after the end of each calendar month, an Accounts Receivable aging report; and

          (i) from time to time such other financial data and information (including accountants management letters) as the Agent or any Bank may reasonably request.

     (S)8.5  Notices
             -------

          (a)  Defaults.  Each Borrower will promptly notify the Agent and each
               --------
of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which such Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, such Borrower shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

          (b)  Environmental Events.  Each Borrower will promptly give notice to
               --------------------
the Agent and each of the Banks (i) of any violation of any Environmental Law that such Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of such Borrower or any of its Subsidiaries, or the Agent's mortgages, deeds of trust or security interests pursuant to the Security Documents.

          (c)  Notification of Claims against Collateral.  Each Borrower will,
               -----------------------------------------
immediately upon becoming aware thereof, notify the Agent and each of the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any Collateral having a fair value, either, singularly or in the aggregate in excess of

$100,000 is subject, or the Agent's rights with respect to any such Collateral, is subject.

          (d)  Notice of Litigation and Judgments.  Each Borrower will, and will
               ----------------------------------
cause each of its Subsidiaries to, give notice to the Agent and each of the Banks in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting such Borrower or any of its Subsidiaries or to which such Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against such Borrower or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on such Borrower or any of its Subsidiaries and stating the nature and status of such litigation or proceedings. Each Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against such Borrower or any of its Subsidiaries in an amount in excess of $100,000.

     (S)8.6  Corporate Existence; Maintenance of Properties.  Except for
             ----------------------------------------------
mergers expressly permitted by the terms of (S)9.5(a) and the possible dissolution of Xomed Puerto Rico, each Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries. It (a) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses and will not, and will not permit its Subsidiaries to, alter the nature of its business as operated on the date hereof in any material respect. In addition, without limiting the foregoing, (y) Holdings' assets will consist solely of cash and shares of stock of its Subsidiaries and Holdings will not legally own or hold any assets or properties other than cash and such shares of stock and (z) Merocel FSC's assets will consist solely of certain contract rights arising in connection with foreign sales transactions conducted for the benefit of Merocel and Merocel FSC will not legally or beneficially own or hold any properties or assets other than such contract rights.

     (S)8.7  Insurance.  Each Borrower will, and will cause each of its
             ---------
Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreements. Each Borrower will, and will cause each of its Subsidiaries to, maintain insurance on the Mortgaged Properties in accordance with the terms of the Mortgages. All such insurance shall be payable to the Agent on behalf of the Banks as loss payee in accordance with the terms of the Security Documents.

     (S)8.8  Taxes.  Each Borrower will, and will cause each of its
             -----
Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax,
                                                  --------
assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that such Borrower
                                            -------- -------
and each Subsidiary of such Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

     (S)8.9  Inspection of Properties and Books, Etc.
             ---------------------------------------

          (a)  General.  Upon two (2) Business Days' prior notice by the Agent
               -------
or any of the Banks to the Borrowers, each Borrower shall permit the Banks, through the Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of such Borrower or any of its Subsidiaries, to examine the books of account of such Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of such Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all during normal business hours and at such reasonable intervals as the Agent or any Bank may reasonably request.

          (b)  Environmental Assessments.  At any time an Event of Default shall
               -------------------------
have occurred and be continuing and, whether or not an Event of Default shall have occurred and be continuing, at any time after Agent shall receive notice of a spill or release of any Hazardous Substances on any of the Real Estate from any Borrower, or shall have received notice from any source deemed reliable by Agent that a spill or release may have occurred with respect to any Real Estate, the Agent may in its reasonable discretion for the purpose of assessing and ensuring the value of any Mortgaged Property, obtain one or more environmental assessments or audits of such Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent (and, unless a Default or an Event of Default shall have occurred and be continuing, the Borrowers) to evaluate or confirm (i) whether any Hazardous Substances are present in the soil or water at such Mortgaged Property in excess of applicable Environmental Law clean-up limits and (ii) whether the use and operation of such Mortgaged Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent reasonably deems appropriate. All such environmental assessments shall be conducted by the Borrowers (unless a Default or an Event of Default has occurred and is continuing) and shall be made at the expense of the Borrowers.

          (c)  Communications with Accountants.  Each Borrower authorizes the
               -------------------------------
Agent and, if accompanied by the Agent, the Banks to communicate directly with such Borrower's independent certified public accountants and authorizes such accountants to disclose to the Agent and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of such Borrower or any of its Subsidiaries. At the request of the Agent, such Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this (S)8.9(c).

     (S)8.10  Compliance with Laws, Contracts, Licenses, and Permits. Each
              ------------------------------------------------------
Borrower will, and will cause each of its Subsidiaries to, (a) comply in all material respects with the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) comply with the provisions of its charter documents and by-laws, (c) comply in all material respects with all agreements and instruments by which it or any of its properties may be bound and (d) comply in all material respects with all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that such Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which such Borrower or such Subsidiary is a party, such Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

     (S)8.11   Employee Benefit Plans.  Each Borrower will, and will cause
               ----------------------
each of its Subsidiaries to, (i) promptly upon filing the same with the Department of Labor or Internal Revenue Service, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under (S)(S)302, 4041, 4042,

4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA.

     (S)8.12  Use of Proceeds.  Each Borrower will use the proceeds of the
              ---------------
Loans solely (i) to refinance on the Closing Date certain existing indebtedness of the Borrowers to Bank of Boston Connecticut and certain other Indebtedness of the Borrowers as set forth on Schedule 8.12 hereto, (ii) to consummate the
                              -------------
Acquisition in accordance with the terms of the Acquisition Documents, and (iii) for working capital and general corporate purposes.

     (S)8.13  Additional Mortgaged Property.  If, after the Closing Date,
              -----------------------------
any Borrower or any of its Subsidiaries acquires fee simple title to any real estate having a fair value or cost in excess of $500,000, or leases any real estate (and the annual lease payments with respect to such real estate exceeds $250,000), such Borrower shall, or shall cause such Subsidiary to, forthwith deliver to the Agent a fully executed mortgage over its fee or leasehold interest in such real estate, in form and substance satisfactory to the Agent, together with title insurance policies, surveys, evidences of insurance with the Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such real estate as was required for Real Estate of such Borrower or such Subsidiary as of the Closing Date. Each Borrower further agrees that, following the taking of such actions with respect to such real estate, the Agent shall have, for the benefit of the Banks and the Agent, a valid and enforceable first priority mortgage over such real estate, free and clear of all defects and encumbrances except for Permitted Liens.

     (S)8.14  Further Assurances.  Each Borrower will, and will cause each
              ------------------
of its Subsidiaries to, cooperate with the Banks and the Agent and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

     (S)8.15  Bank Accounts.  Each Borrower will, and will cause each of its
              -------------
Subsidiaries to, together with the employees, agents and other Persons acting on behalf of such Borrower or such Subsidiary, receive and hold in trust for the Bank all payments constituting proceeds of Accounts Receivable or other Collateral which come into their possession or under their control and, immediately upon receipt thereof, deposit such payments in the form received, with any appropriate endorsements, in one of the accounts designated as a central depositary account on Schedule 7.25.
                              -------------

     (S)8.16  Interest Rate Protection Arrangements.  The Borrowers agree to
              -------------------------------------
effect, on or before ninety (90) days following the Closing Date, and maintain, interest rate protection arrangements, in form and substance satisfactory to the Majority Banks, to insure that the Base Rate used in determining the maximum annual interest rate applicable to sixty (60%) percent of the outstanding principal amount of the Revolving Credit Loans and the Term Loan shall not exceed ten percent (10%).

     (S)8.17  Puerto Rican Collateral; Dissolution of Xomed-Treace, P.R. Inc.
              ---------------------------------------------------------------
On or before April 15, 1995, Xomed Puerto Rico shall grant to the Agent on behalf of the Banks a valid and perfected security interest in and lien on all of the assets and properties of Xomed Puerto Rico. Alternatively, the Borrowers shall provide the Agent and the Banks, on or before April 15, 1995, with evidence satisfactory to the Banks that Xomed Puerto Rico has been dissolved and that all of the assets and properties of Xomed Puerto Rico have been transferred to Xomed and are subject to valid and perfected security interests and liens in favor of the Agent on behalf of the Banks.

     (S)9  CERTAIN NEGATIVE COVENANTS OF THE BORROWERS.  Each Borrower
           -------------------------------------------
covenants and agrees that, so long as any Loan or Note is outstanding or any Bank has any obligation to make any Loans:

     (S)9.1  Restrictions on Indebtedness.  No Borrower will, and will not
             ----------------------------
permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

          (a) Indebtedness to the Banks and the Agent arising under any of the Loan Documents;

          (b) current liabilities of such Borrower or such Subsidiary incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

          (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (S)8.8;

          (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f) obligations under Capitalized Leases (other than Capitalized Leases referred to on Schedule 9.1) not exceeding $500,000 in aggregate amount
                      -------- ---
for all Borrowers and their respective Subsidiaries at any time outstanding;

          (g) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by such Borrowers or such Subsidiary, provided that the aggregate principal amount of all such
            --------
Indebtedness of all Borrowers and their respective Subsidiaries shall not exceed the aggregate amount of $200,000 at any one time; and further, provided that the
                                                      -------  --------
aggregate amount of indebtedness permitted under this clause (g) and the immediately preceding clause (f) of this (S)9.1 shall not at any time together exceed $700,000.

          (h) Indebtedness existing on the date hereof and listed and described on Schedule 9.1 hereto; and
   ------------

          (i)  Subordinated Debt.

     (S)9.2  Restrictions on Liens.  No Borrower will, and will not permit
             ---------------------
any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that such Borrower and any
                                       --------
Subsidiary of such Borrower may create or incur or suffer to be created or incurred or to exist:

               (i) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties other than Mortgaged Properties to secure claims for labor, material or supplies in respect of obligations not overdue;

               (ii) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

               (iii) liens on properties other than Mortgaged Properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by (S)9.1(d);

               (iv) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties other than

     Mortgaged Properties, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

               (v) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which such Borrower or a Subsidiary of such Borrower is a party, and other minor liens or encumbrances none of which in the opinion of such Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of such Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of such Borrower individually or of such Borrower and its Subsidiaries on a consolidated basis;

                 (vi)    liens existing on the date hereof and listed on
     Schedule 9.2 hereto;
     ------------
                (vii) purchase money security interests in or purchase money mortgages on real or personal property other than Mortgaged Properties acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by (S)9.1(g), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired;

               (viii) liens and encumbrances on each Mortgaged Property as and to the extent permitted by the Mortgage applicable thereto; and

                 (ix) liens in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents.

     (S)9.3  Restrictions on Investments.  No Borrower will, and will not
             ---------------------------
permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except:

          (a) Investments in marketable direct or guaranteed obligations of the United States of America or its agencies that mature within one (1) year from the date of purchase by such Borrower;

          (b) Investments in demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $2,000,000,000;

          (c) Investments in securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors

Services, Inc., and not less than "A 1" if rated by Standard and Poor's;

          (d) Investments existing on the date hereof and listed on Schedule 9.3
                                                                    ------------
hereto;

          (e) The acquisition of the capital stock of Xomed and Xomed Puerto Rico pursuant to the Acquisition Documents;

          (f) extensions of trade credit in the ordinary course of business;

          (g) loans and advances to employees of such Borrower or its Subsidiaries for either (i) travel and relocation expenses in the ordinary course of business in an outstanding aggregate amount for all such loans not to exceed $500,000 at any time for all Borrowers or (ii) the purchase of the capital stock of Holdings in an outstanding aggregate amount for all such loans not to exceed $1,100,000 at any time for all Borrowers; and

          (h) Investments in wholly-owned Subsidiaries of any Borrower; provided, that each such Subsidiary shall have (i) guaranteed the prompt payment
- --------
and performance of all of the Obligations pursuant to a guaranty in form and substance satisfactory to the Majority Banks and (ii) granted to the Agent on behalf of the Banks a valid and perfected security interest in and lien on all of the assets and properties of such Subsidiary pursuant to a security agreement in form and substance satisfactory to the Majority Banks; and provided, further,
                                                              --------  -------
that the aggregate Dollar amount of all Investments by the Borrowers in all such Subsidiaries by the Borrowers shall not exceed $3,000,000 in the aggregate.

     (S)9.4  Distributions.  None of the Borrowers will, and will not
             -------------
permit any of its Subsidiaries to, make any Distributions at any time except (a) so long as no Default or Event of Default shall have occurred and be continuing or would result from the making thereof, any Subsidiary of any Borrower may make Distributions to such Borrower, (b) dividends by Holdings payable solely in shares of Preferred Stock of Holdings and (c) so long as no Event of Default shall have occurred and be continuing or would result from the making thereof, Holdings shall be permitted to purchase its capital stock from its employees issued in accordance with the terms of the Stock Option Plan; provided, that the aggregate amount of Distributions permitted under this clause (c) shall not exceed $750,000 in the aggregate during any calendar year.

     (S)9.5  Merger, Consolidation and Disposition of Assets.
             -----------------------------------------------

          (a) None of the Borrowers will, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition except (i) the acquisition of assets in the ordinary course of business consistent with past practices, (ii) the Acquisition, (iii) the merger or consolidation of one or more of the Subsidiaries of any Borrower (other than Holdings) with and into such Borrower (other than Holdings), (iv) the merger or consolidation of two or more Subsidiaries of the Borrowers or (v) the acquisition by Xomed of all of the assets and properties of Xomed Puerto Rico.

          (b) No Borrower will, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than the disposition of assets in the ordinary course of business consistent with past practices and other than the transfer to Xomed of all of the assets and properties of Xomed Puerto Rico.

     (S)9.6  Sale and Leaseback.  No Borrower will, and will not permit any
             ------------------
of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby such Borrower or any Subsidiary of such Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that such Borrower or any Subsidiary of such Borrower intends to use for substantially the same purpose as the property being sold or transferred.

     (S)9.7  Compliance with Environmental Laws.  No Borrower will, and
             ----------------------------------
will not permit any of its Subsidiaries to conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law, including
(a) using any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances in a manner that would violate Environmental Laws, (b) causing or permitting to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances in a manner that would violate Environmental Laws, (c) generating of any Hazardous Substances on any of the Real Estate in a manner that would violate Environmental Laws, or (d) conducting of any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) of Hazardous Substances on, upon or into the Real Estate in a manner that would violate Environmental Laws.

     (S)9.8  Employee Benefit Plans.  No Borrower or any ERISA Affiliate
             ----------------------
will:

          (a) engage in any "prohibited transaction" within the meaning of
(S)406 of ERISA or (S)4975 of the Code which could result in a material liability for such Borrower or any of its Subsidiaries; or

          (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in (S)302 of ERISA, whether or not such deficiency is or may be waived; or

          (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of such Borrower or any of its Subsidiaries pursuant to (S)302(f) or
(S)4068 of ERISA; or

          (d) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of (S)4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

     (S)9.9  Additional Shares.  No Borrower will at any time, nor will
             -----------------
cause or permit any of its Subsidiaries at any time, to sell or offer to sell any shares of any class of capital stock, or any other securities, of such Borrower or any Subsidiary without the prior written consent of the Majority Banks, unless the proceeds of such sale are used to pay in full all Indebtedness of the Borrowers to the Agent and the Banks hereunder and the Borrowers shall have irrevocably terminated the Commitments in accordance with the terms hereof, and, subject to the terms of (S)(S)4.3(c), 13.1(r) and 13.1(s) hereof, except for (a) the issuance of shares of capital stock of Holdings under the Stock Option Plan, (b) the sale of shares of the capital stock of Holdings to the Holdings Stockholders for fair cash consideration, (c) with the prior written consent of the Majority Banks, the sale of the capital stock or other securities of Holdings for fair cash consideration which is required to be registered under the Securities Act of 1933, as amended, or a sale of such capital stock or other securities of Holdings to qualified institutional buyers pursuant to Rule 144A thereunder, (d) a sale or sales of capital stock or other securities of Holdings for fair cash consideration under circumstances not described in (S)9.9(c) above so long as no Default or Event of Default shall have occurred and be continuing and so long as the aggregate sales proceeds from such sale or sales (whether in one transaction or a series of transactions) does not exceed $15,000,000 in the aggregate, (e) sales of the shares of capital stock of the Existing Subsidiaries to Holdings for fair cash consideration, and (f) subject to the terms of
(S)9.3(h) hereof, sales of the shares of capital stock of any Subsidiaries of Holdings (other than an Existing Subsidiary) to Holdings for fair cash consideration. The Borrowers agree to provide the Agent with reasonable prior notice of any proposed sale of the shares of Capital Stock of Holdings described in subsection (b) and (d) above.

     (S)9.10  Changes in Terms of Subordinated Debt.  Without the prior
              -------------------------------------
written consent of the Majority Banks, no Borrower will, and will not permit any of its Subsidiaries to, make any changes relating to the interest rate, maturity, scheduled amortization, notice to the Banks and the Agent of defaults, events of default or intended accelerations, subordination or any other provision of any promissory note, indenture, agreement or other instrument evidencing or governing any Subordinated Debt.

     (S)9.11  Acquisition Documents.  Each Borrower acknowledges and agrees
              ---------------------
that, pursuant to the Security Agreement, the Borrowers have assigned, conveyed and granted a security interest to the Agent on behalf of the Banks in, among other things, all of the Borrowers' right, title and interest in and to all payment and indemnification obligations of the Seller under the Stock Purchase Agreement and the other Acquisition Documents (referred to herein as the "Rights"). Without limiting anything set forth in the Security Agreement or the other Loan Documents, each Borrower agrees and covenants as follows:

     (a) No Borrower shall effect or cause any amendment or modification of any of the Acquisition Documents in any material respect without the prior written consent of the Majority Banks.

     (b) The Borrowers shall promptly (and in any event within three (3) Business Days) notify the Agent (according to the notification provisions set forth herein) of the exercise by any Borrower of any rights or remedies relating to any of the Rights.

     (c) Each Borrower hereby constitutes and appoints the Agent and the Agent's successors and assigns as the Assignor's true and lawful attorney (and agent-in-fact), with full power of substitution, in such Borrower's name and stead, but on behalf and for the benefit of the Agent and its successors and assigns, to, after the occurrence and during the continuance of an Event of Default, demand, receive, exercise and enforce all of the Rights conveyed to the Agent and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time to institute and prosecute in such Borrower's name, or otherwise, for the benefit of the Agent and its successors and assigns, all proceedings at law, in equity or otherwise, which the Agent or its successors or assigns may reasonably deem proper (i) for the collection or reduction to possession of any of the Rights and to do all acts and things in relation to the collection or reduction to possession of the Rights conveyed to the Agent as the Agent or its successors or assigns shall reasonably deem desirable and (ii) for the obtaining of any benefit and coverage of and under any and all of the Rights as the Agent or its successors or assigns shall reasonably deem desirable, each Borrower hereby declaring that the foregoing powers are coupled with an interest and are and shall be irrevocable by such Borrower or by its dissolution or in any other manner or for any reason whatsoever. Each Borrower hereby irrevocably authorizes and empowers the Agent, in the sole discretion of the Agent, to, after the occurrence and during the continuance of an Event of Default, (1) exercise and enforce any and all of the Rights and (2) receive and collect any payments, damages, awards and other moneys resulting from the exercise of the foregoing rights and to apply the same on account of any of the Obligations.

     (d) The Borrower shall keep the Agent informed of all material circumstances bearing upon or involving any of the Acquisition Documents or the transactions contemplated thereby.

     (e) None of the Borrowers will assign, pledge or otherwise encumber any of its right, title or interest under, in or to the

Stock Purchase Agreement or any of the other Acquisition Documents to anyone other than the Agent and its respective successors or assigns.

     (f) None of the Borrowers will take or omit to take any action, the taking or omission of which might result in the termination or suspension of any of the Rights.

     (g) After the occurrence of an Event of Default, each Borrower will act at the direction of the Agent in taking any action or omitting to take any action, including without limitation, the delivery of demands and releases and the exercise and enforcement of any and all of the Rights, permitted to be taken by such Borrower under the Stock Purchase Agreement or any of the other Acquisition Documents.

     (S)9.12  Amendment of Stock Option Plan.  No Borrower shall effect or cause
              ------------------------------
any amendment or modification of the Stock Option Plan in any material respect without the prior written consent of the Majority Banks.

     (S)9.13  Amendment or Modification of Capitalization Documents.  Without
              -----------------------------------------------------
the prior written consent of the Majority Banks, no Borrower shall cause or permit or consent to any amendment or modification of any term or condition of any of the Capitalization Documents that involves, relates to or deals with (a) the redemption or purchase of any of the capital stock of such Borrower or any of its Subsidiaries, (b) the ability of such Borrower, the Agent or the Banks to modify or amend or waive any term or condition of this Agreement or any of the other Loan Documents (c) the subordination terms set forth therein or in any document, agreement or instrument executed in connection therewith or (d) the voting rights of, or consents required to be given by, the holders of Preferred Stock under the Restated Certificate of Incorporation.

     (S)9.14  Change of Fiscal Year.  No Borrower or any of its
              ---------------------
Subsidiaries shall change its fiscal year without the prior written consent of the Majority Banks, provided that, such consent shall not be unreasonably withheld.

     (S)9.15  Total Commitment Amount.  The Borrowers shall not cause or
              -----------------------
permit the sum of the outstanding amount of all Revolving Credit Loans to exceed the Total Commitment or the Borrowing Base.

     (S)10  FINANCIAL COVENANTS OF THE BORROWERS.  Each Borrower covenants
            ------------------------------------
and agrees that, so long as any Loan or Note is outstanding or any Bank has any obligation to make any Loans:

     (S)10.1  Operating Cash Flow to Financial Obligations.  Holdings will
              --------------------------------------------
not permit the ratio of Consolidated Operating Cash Flow to Consolidated Financial Obligations plus Distributions of Holdings and its Subsidiaries to be less than (a) 1.20 to 1.0 for (i) the fiscal quarter of Holdings ending June 30, 1994, (ii) the period consisting of two consecutive fiscal quarters of Holdings ending September 30, 1994, (iii) the period consisting of three consecutive fiscal quarters of Holdings ending December 31, 1994, and (iv) the period consisting of four consecutive fiscal quarters of Holdings ending March 31, 1995 and (b) 1.25 to 1.0 for any period consisting of four consecutive fiscal quarters of Holdings ending on or after April 1, 1995.

     (S)10.2  Interest Coverage.  Holdings will not permit the ratio of
              -----------------
Earnings Before Interest and Taxes to Consolidated Total Interest Expense of Holdings and its Subsidiaries to be less than (a) 2.0 to 1.0 for (i) the fiscal quarter of Holdings ending June 30, 1994, (ii) the period consisting of two consecutive fiscal quarters of Holdings ending September 30, 1994, (iii) the period consisting of three consecutive fiscal quarters of Holdings ending December 31, 1994, and (iv) the period consisting of four consecutive fiscal quarters of Holdings ending March 31, 1995 and (ii) for any period consisting of four consecutive fiscal quarters of Holdings ending during any period described below the ratio set forth opposite such same period in such table:

                 Period                                                  Ratio
                 ------                                                  -----

     April 1, 1995 through March 31, 1996                              3.00 to 1
     April 1, 1996 and thereafter                                      3.50 to 1

     (S)10.3  Consolidated Shareholders Equity.  Holdings will not permit the
              --------------------------------
Consolidated Shareholders Equity of Holdings and its Subsidiaries for any fiscal quarter ending after the Closing Date to be less than $47,000,000 plus on a
                                                                  ----
cumulative basis, fifty percent (50%) of positive Consolidated Net Income of Holdings and its Subsidiaries for each fiscal year of Holdings beginning with the fiscal year ending December 31, 1994.

     (S)10.4  Liabilities to Equity.  Holdings will not permit the ratio of
              ---------------------
Consolidated Total Liabilities to Consolidated Shareholders Equity of Holdings and its Subsidiaries for any fiscal quarter ending during any period described below to be greater than the ratio set forth opposite such period in such table:

                 Period                                                  Ratio
                 ------                                                  -----

     Closing Date through March 31, 1995                               1.30 to 1
     April 1, 1995 through March 31, 1996                              1.20 to 1
     April 1, 1996 and thereafter                                      1.00 to 1

     (S)10.5  Capital Expenditures; Capitalized Leases.  The Borrowers will
              ----------------------------------------
not make, or permit any Subsidiary of the Borrowers to make, Capital Expenditures plus Capitalized Lease expenditures (including the "face amount" of Capitalized Leases) during any fiscal year ending after December 31, 1993 that exceed, in the aggregate for all Borrowers and their Subsidiaries, the sum of $3,000,000 for such fiscal year.

     (S)11  INITIAL CLOSING CONDITIONS.  The obligations of the Banks to
            --------------------------
make the initial Revolving Credit Loans and the Term Loan, shall be subject to the satisfaction of the following conditions precedent on or prior to April 15, 1994:

     (S)11.1  Loan Documents.  Each of the Loan Documents, the Acquisition
              --------------
Documents and the Capitalization Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document, certified as true and correct by the Borrowers.

     (S)11.2  Certified Copies of Charter Documents.  Each of the Banks
              -------------------------------------
shall have received from each Borrower and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (a) its charter or other incorporation documents as in effect on such date of certification, and (b) its by-laws as in effect on such date.

     (S)11.3  Corporate Action.  All corporate action necessary for the
              ----------------
valid execution, delivery and performance by each Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     (S)11.4  Incumbency Certificate.  Each of the Banks shall have
              ----------------------
received from each Borrower and each of its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of Borrower or such Subsidiary, each of the Loan Documents to which such Borrower or such Subsidiary is or is to become a party; (b) in the case of such Borrower, to make Loan Requests; and (c) to give notices and to take other action on such Persons behalf under the Loan Documents.

     (S)11.5  Legality of Transactions.  No change in applicable law shall
              ------------------------
have occurred as a consequence of which it shall have become and continue to be unlawful (a) for any Bank or the Agent to perform any of its agreements or obligations under any of the Loan Documents to which any such Person is a party on the Closing Date or (b) for any Borrower or any of its Subsidiaries to perform any of its agreements or obligations under any of the Loan Documents, the Acquisition Documents or the Capitalization Documents to which it is a party on the Closing Date.

     (S)11.6  Validity of Liens.  The Security Documents shall be effective
              -----------------
to create in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

     (S)11.7  UCC Search Results.  The Agent shall have received UCC searches
              ------------------
with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

     (S)11.8  Survey and Taxes.  The Agent shall have received (a) an updated
              ----------------
Survey of each Mortgaged Property together with a Surveyor Certificate relating thereto and (b) evidence of payment of real estate taxes and municipal charges on all Real Estate not delinquent on or before the Closing Date.

     (S)11.9  Title Insurance.  The Agent shall have received a Title Policy
              ---------------
covering each Mortgaged Property (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company) together with proof of payment of all fees and premiums for such policies, from the Title Insurance Company and in amounts satisfactory to the Agent, insuring the interest of the Agent and each of the Banks as mortgagee under the Mortgages.

     (S)11.10  Landlord Consents.  The Borrowers and their Subsidiaries shall
               -----------------
have delivered to the Agent all landlord consents required by the Agent, together in each case with such estoppel certificates as the Agent may request.

     (S)11.11  Certificates of Insurance.  The Agent shall have received (a) a
               -------------------------
certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements and (b) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

     (S)11.12  Borrowing Base Report.  The Agent shall have received from the
               ---------------------
Borrowers the initial Borrowing Base Report dated as of March 31, 1994.

     (S)11.13  Proceedings and Documents.  All corporate, partnership,
               -------------------------
governmental and other proceedings in connection with the transactions contemplated by the Loan Documents and all instruments and documents incidental thereto, shall be in form and substance reasonably satisfactory to the Banks and the Banks shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Banks shall have reasonably requested.

     (S)11.14  Accounts Receivable Aging Report.  The Agent shall have received
               --------------------------------
from the Borrowers the most recent Accounts Receivable aging report of the Borrowers and their Subsidiaries dated as of a date which shall be no more than thirty (30) days prior to the Balance Sheet Date and the Borrowers shall have notified the Agent in writing on the Closing Date of any material deviation from the Accounts Receivable values reflected in such Accounts Receivable aging report and shall have provided the Agent with such supplementary documentation as the Agent may reasonably request.

     (S)11.15  Appraisals; Hazardous Waste Assessments.  The Agent shall have
               ---------------------------------------
received appraisals in form and substance satisfactory to the Agent from appraisers satisfactory to the Bank regarding all Real Estate. The Agent also shall have received hazardous waste site assessments from environmental engineers and in form and substance satisfactory to the Agent, covering all Real Estate and all other real property in respect of which any Borrower or any of its Subsidiaries may have material liability, whether contingent or otherwise, for dumping or disposal of Hazardous Substances.

     (S)11.16  Financial Condition.  The Banks shall be satisfied that the
               -------------------
financial statements referred to in (S)7.5 fairly present the business and financial condition of the Borrowers, as at and for the periods ending on the respective dates thereof, and that, except for changes described in writing to the Banks and acceptable to them, there has been no material adverse change in the assets, business or financial condition of any Borrower since the applicable dates set forth in (S)7.5 hereof.

     (S)11.17  Opinion of Counsel.  Each of the Banks and the Agent shall have
               ------------------
received a favorable legal opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from:

          (a) Willkie Farr & Gallagher, counsel to the Borrowers and their Subsidiaries;

          (b) Tyler, Cooper & Alcorn, Connecticut counsel to the Borrowers and their Subsidiaries;

          (c) Trenam, Simmons, Kemker, Scharf, Barkin, Frye & O'Neill, Florida counsel to the Borrowers and their Subsidiaries; and

          (d) Stinson, Mag & Fizzell, P.C., Missouri counsel to the Borrowers.

     (S)11.18  Payment of Fees.  The Borrowers shall have paid to the Banks or
               ---------------
the Agent, as appropriate, the Facility Fee and Agent's fee pursuant to
(S)(S)5.1 and 5.2.

     (S)11.19  Payoff Letter.  The Agent shall have received a payoff letter
               -------------
from Bank of Boston Connecticut, indicating the amount of the loan obligations of the Borrowers to Bank of Boston Connecticut to be discharged on the Closing Date and an acknowledgment by Bank of Boston Connecticut that upon receipt of such funds it will forthwith execute and deliver to the Agent for filing all termination statements and take such other actions as may be necessary to discharge all mortgages, deeds of trust and security interests granted by the Borrowers or any of their Subsidiaries in favor of Bank of Boston Connecticut.

     (S)11.20  Disbursement Instructions.  The Agent shall have received
               -------------------------
disbursement instructions from the Borrowers, indicating that a portion of the proceeds of the Loans, in an amount equal to the aggregate loan obligations of the Borrowers to Bank of Boston Connecticut are to be paid to Bank of Boston Connecticut.

     (S)11.21  Solvency Certificate.  The Agent shall have received from the
               --------------------
Borrowers a certificate of the chief financial officer of Holdings, addressed to the Agent and the Banks, regarding the solvency of the Borrowers after the consummation of the transactions contemplated herein and such certificate shall be in form and substance satisfactory to the Banks.

     (S)11.22  Bank Agency Agreements.  The Agent shall have received an
               ----------------------
agreement, in form and substance satisfactory to the Agent, from each bank at which any Borrower or any of its Subsidiaries maintains depositary accounts (including bank agency or lock box agreements) concerning the Agent's interest in such accounts.

     (S)11.23  Equity Contribution.  The Banks shall have received evidence
               -------------------
of the consummation of the equity contribution made by the Holdings Stockholders into Holdings in an aggregate amount of not less than $43,502,337.36 in cash and that the capital structure of the Borrowers is otherwise satisfactory to the Banks in all respects.

     (S)11.24  Closing of Acquisition.  Holdings shall have completed on the
               ----------------------
Closing Date simultaneously with the making of the initial Loans the purchase from the Seller of the Shares pursuant to the Acquisition Documents without recourse to any provision of the Acquisition Documents permitting the waiver by Holdings of any material condition, obligation, covenant or other requirement. The purchase price to be paid by Holdings for the Shares shall not exceed $83,100,000 plus or minus, as the case may be, amounts in respect of any purchase price adjustments made after the closing of the Acquisition pursuant to the terms of the Stock Purchase Agreement.

     (S)11.25  Acquisition Documents.  The Borrowers shall have delivered to
               ---------------------
Agent evidence satisfactory to the Agent in all respects of the successful completion of the Acquisition on terms and conditions satisfactory to the Banks in all respects. Copies of each of the Acquisition Documents, as executed and delivered by the respective parties thereto shall have been furnished to the Banks and all of the conditions to the Acquisition specified in the Acquisition Documents shall have been and shall continue to be satisfactory in all respects. The Agent shall have received a fully executed copy of each such document, certified as true and correct by the Borrowers.

     (S)11.26  H-S-R.  The Agent shall have received evidence satisfactory to
               -----
the Agent that either (a) the premerger waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "H-S-R ACT"), is not applicable to the transactions contemplated hereby and by the Acquisition Documents or (b) the premerger waiting period has expired with no adverse action taken by any governmental authority.

     (S)11.27  Collateral Note.  In addition to the Term Notes and the
               ---------------
Revolving Notes, each of the Borrowers shall have duly executed and delivered a certain Collateral Note, dated of even date herewith, in the original principal amount of $2,500,000 (the "Collateral Note") to the Agent, it being understood, however, that (a) the Collateral Note, together with the Term Notes, represents the outstanding amounts owed by the Borrowers under the Term Loan, (b) the aggregate amount of all payments or recoveries on the Collateral Note shall not exceed the amount of the Term Loan (exclusive of the Collateral Note) and (c) any payments or recoveries on the Collateral Note shall be credited to the unpaid amount of the Term Loan and in such order of application as the Banks may determine.

     (S)12  CONDITIONS TO ALL BORROWINGS.  The obligations of the Banks to
            ----------------------------
make any Loan, including the Revolving Credit Loan and the Term Loan, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     (S)12.1  Representations True; No Event of Default.  Each of the
              -----------------------------------------
representations and warranties of the Borrowers and their Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

     (S)12.2  No Legal Impediment.  No change shall have occurred in any law or
              -------------------
regulations thereunder or interpretations thereof that in the reasonable opinion of any Banks would make it illegal for such Banks to make such Loan.

     (S)12.3  Governmental Regulation.  Each Bank shall have received such
              -----------------------
statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     (S)12.4  Proceedings and Documents.  All proceedings in connection with the
              -------------------------
transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

     (S)12.5  Borrowing Base Report.  The Agent and the Banks shall have
              ---------------------
received the most recent Borrowing Base Report required to be delivered to the Agent and the Banks in accordance with (S)8.4(g).

     (S)12.6  Future Advances Tax Payment.  As a further condition precedent to
              ---------------------------
the Banks' obligations to make any Revolving Credit Loans in excess of an aggregate amount of $14,000,000 (calculated as the sum of all Revolving Credit Loans advanced hereunder without deduction for any repayments of such Revolving Credit Loans and regardless of whether such Loans are outstanding at the time of reference hereto), the Borrowers shall have executed and delivered to the Agent a notice of future advance in form and substance satisfactory to the Agent and shall have paid to the Agent any mortgage, recording, intangible, documentary stamp or other similar taxes and charges which the Agent reasonably has determined to be payable to the applicable state or any county or municipality thereof in order to insure that the Mortgages secure the Obligations with respect to the Revolving Credit Loans then being requested by the Borrowers.

     (S)13  EVENTS OF DEFAULT; ACCELERATION; ETC.
            -------------------------------------

     (S)13.1  Events of Default and Acceleration.  If any of the following
              ----------------------------------
events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

          (a) the Borrowers shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) any Borrower or any of its Subsidiaries shall fail to pay any interest on the Loans, the commitment fee, the Agent's fee, or other sums due hereunder or under any of the other Loan Documents, within five (5) Business Days after the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c) any Borrower shall fail to comply with any of its covenants contained in (S)(S) 8, 9 or 10 (other than the covenants set forth in (S)(S)8.2, 8.5, 8.7, 8.11, 8.14, 9.3, and 9.8 hereof);

          (d) any Borrower shall fail to comply with any of its covenants contained in (S)(S)8.2, 8.5, 8.7, 8.11, 8.14, 9.3 and 9.8 hereof within fifteen (15) days after the Agent has given notice of such failure to the Borrowers;

          (e) any Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this (S)13.1) for thirty (30) days after written notice of such failure has been given to such Borrower by the Agent;

          (f) any representation or warranty of any Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (g) any Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace (not to exceed thirty (30) days), any obligation in excess of $100,000 for borrowed money or credit received or in respect of any Capitalized Leases or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing obligations in excess of $100,000 in respect of borrowed money or credit received or in respect of any Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (h) any Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of such Borrower or any of its Subsidiaries or of any substantial part of the assets of such Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to such Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against such Borrower or any of its Subsidiaries and such Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto acquiescence therein or otherwise remain undismissed for a period of sixty (60) days;

          (i) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of such Borrower or any Subsidiary of such Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted (which order is not dismissed within sixty (60) days after the entry thereof);

          (j) there shall remain in force, undischarged, unsatisfied, unstayed for more than sixty (60) days, whether or not consecutive, any final judgment (unless bonded pending appeal) against the Borrowers or any of their Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrowers or any of their Subsidiaries exceeds in the aggregate $1,000,000;

          (k) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt or the Subordinated Debt shall be prepaid, redeemed or repurchased in whole or in part;

          (l) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (m) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Banks shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Borrowers or any of their Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

          (n) any Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

          (o) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Borrower or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a material adverse effect on the business or financial condition of such Borrower or such Subsidiary;

          (p) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of such Borrower or such Subsidiary;

          (q) the Borrowers or any of their Subsidiaries shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrowers or such Subsidiaries included in the Borrowing Base or any assets of the Borrowers or such Subsidiaries not included in the Borrowing Base but having a fair market value in excess of $1,000,000; or

          (r) Warburg shall, at any time, legally and beneficially own less than
(i) thirty-six percent (36%) of the issued and outstanding Class A Voting Common Stock of Holdings or (ii) sixty percent (60%) of the issued and outstanding Preferred Stock of Holdings, in each case as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of Holdings;

          (s) the Original Holdings Stockholders shall, at any time, legally and beneficially own less than fifty one percent (51%) of the issued and outstanding Voting Stock of Holdings, or adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of Holdings; then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; provided that in the event of any Event of Default specified in
           --------
(S)(S)13.1(h), 13.1(i) or 13.1(l), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank; provided further that in the event of any Event of Default
             --------
specified in (S)(S)13.1(h), 13.1(i) or 13.1(l), the Commitments of the Banks shall immediately terminate and all such amounts owing shall become immediately due and payable automatically and without any requirement of notice from the Agent or the Banks. No remedy herein conferred upon the Banks is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     (S)13.2  Termination of Commitments.  If any one or more of the Events
              --------------------------
of Default specified in (S)13.1(h), (S)13.1(i) or (S)13.1(l) shall occur, any unused portion of the Total Commitment hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Loans to the Borrowers. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date the conditions precedent to the making of the Loans to be made on such Drawdown Date are not satisfied, the Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans. No termination of the credit hereunder shall relieve any Borrower or any of its Subsidiaries of any of the Obligations.

     (S)13.3  Remedies.  In case any one or more of the Events of Default shall
              --------
have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to (S)13.1, each Bank, if owed any amount with respect to the Loans, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become
       -- -----
due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     (S)13.4  Distribution of Collateral Proceeds.  In the event that,
              -----------------------------------
following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

          (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

          (b) Second, to all other Obligations in such order or preference as the Majority Banks may determine; provided, however, that distributions in
                                  --------  -------
respect of such obligations shall be made (i) pari passu among Obligations with
                                              ---- -----
respect to the Agent's fee payable pursuant to (S)5.2 and all other Obligations and (ii) Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata; and provided, further, that the Agent may in its discretion make
- --- ----      --------  -------
proper allowance to take into account any Obligations not then due and payable;

          (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to
(S)9-504(1)(c) of the Uniform Commercial Code of the State of Connecticut as in effect from time to time; and

          (d) Fourth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

     (S)14  SETOFF.  (a) Regardless of the adequacy of any collateral, during
            ------
the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to any Borrower and any securities or other property of such Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of such Borrower to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of the Borrowers to such Bank, other than Indebtedness evidenced by the Notes held by such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank, and (b) if such Bank shall receive from any Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by such Bank by proceedings against such Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of
                                                       --- -----
claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment
                       --------
is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

     (b) In case any Event of Default shall have occurred and be continuing, to the extent that any Bank has made Loans or holds Notes exceeding in the aggregate principal amount such Bank's Commitment Percentage of the then outstanding aggregate principal amount of the Loans held by the Banks, the other Banks shall purchase such participations in such Bank's Loans as to result in the outstanding aggregate principal amount of the Loans made by each Bank to equal each such Bank's Commitment Percentage of the then outstanding aggregate principal amount of the Loans. Each of the Borrowers hereby agrees that any Bank so purchasing a participation from another Bank pursuant to this paragraph may, to the fullest extent permitted by law, exercise all of its rights to payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower of such Loan in the amount of such participation.

     (S)15  THE AGENT.
            ---------

     (S)15.1  Authorization.  The Agent is authorized to take such action on
              -------------
behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided
                                                                     --------
that no duties or responsibilities not expressly assumed he rein or therein shall be implied to have been assumed by the Agent. The relationship between the Agent and the Banks is and shall be that of agent and principal only, and nothing contained in this Credit Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Bank.


     (S)15.2  Employees and Agents.  The Agent may exercise its powers and
              --------------------
execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

     (S)15.3  No Liability.  Neither the Agent nor any of its shareholders,
              ------------
directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     (S)15.4  No Representations.  The Agent shall not be responsible for
              ------------------
the execution or validity or enforceability of this Credit Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrowers or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrowers or any of their Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrowers or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial condition of the Borrowers or any of their Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

     (S)15.5  Payments.
              --------

          (a) A payment by the Borrowers to the Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's pro
                                                                            ---
rata share of payments received by the Agent for the account of the Banks
- ----
except as otherwise expressly provided herein or in any of the other Loan Documents.

          (b) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          (c) Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its pro rata share of any Loan or (ii) to comply with the
                           --- ----
provisions of (S)14 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such
                                         --- ----
payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro
                                                                           ---
rata shares of all outstanding Loans.  The Delinquent Bank hereby authorizes the
- ----
Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans. A Delinquent Bank
                 --- ----
shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding
                                           --- ----
Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     (S)15.6  Holders of Notes.  The Agent may deem and treat the payee of any
              ----------------
Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     (S)15.7  Indemnity.  The Banks ratably agree hereby to indemnify and hold
              ---------
harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrowers as required by (S)17), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     (S)15.8  Agent as Bank.  In its individual capacity, Bank of Boston
              -------------
Connecticut shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes, as it would have were it not also the Agent.

     (S)15.9  Resignation.  The Agent may resign at any time by giving sixty
              -----------
(60) days' prior written notice thereof to the Banks and the Borrowers. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrowers. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     (S)15.10  Notification of Defaults and Events of Default.  Each Bank
               ----------------------------------------------
hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent in writing thereof. The Agent hereby agrees that upon receipt of any notice under this (S)15.10 it shall promptly notify the other Banks in writing of the existence of such Default or Event of Default.

     (S)15.11  Duties in the Case of Enforcement.  In case one of more Events of
               ---------------------------------
Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not
                                            --------
comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

     (S)16  EXPENSES.  The Borrowers agree to pay (a) the reasonable costs
            --------
of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks (other than taxes based upon the Agent's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrowers hereby agreeing to indemnify the Agent and each Bank with respect thereto), (c) the reasonable fees, expenses and disbursements of the Agent's Special Counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, administration, syndication or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering, appraisal and commercial finance examination charges,
(e) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (f) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent, and reasonable consulting, accounting, appraisal, syndication, investment banking and similar professional fees and charges) incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrowers or any of their Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Agent's relationship with the Borrowers or any of their Subsidiaries and (g) all reasonable fees, expenses and disbursements of any Bank or the Agent incurred in connection with UCC searches, UCC filings or mortgage recordings. The covenants of this (S)16 shall survive payment or satisfaction of all other Obligations.

     (S)17  INDEMNIFICATION.  The Borrowers agree to indemnify and hold
            ---------------
harmless the Agent and the Banks from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Borrowers or any of their Subsidiaries of the proceeds of any of the Loans, (b) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrowers or any of their Subsidiaries comprised in the Collateral, (c) the Borrowers or any of their Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (d) with respect to the Borrowers and their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Banks and the Agent shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrowers agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrowers under this (S)17 are unenforceable for any reason, the Borrowers hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this (S)17 shall survive payment or satisfaction in full of all other Obligations provided, however, that the Borrowers and their Subsidiaries shall
            --------  -------
have no obligation hereunder to the Agent or any Bank with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Agent or any such Bank.

     (S)18  SURVIVAL OF COVENANTS, ETC.  All covenants, agreements,
            --------------------------
representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrowers or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans hereunder, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of any Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower or such Subsidiary hereunder.

     (S)19  ASSIGNMENT AND PARTICIPATION.
            ----------------------------

     (S)19.1  Conditions to Assignment by Banks.  Except as provided herein,
              ---------------------------------
each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it and the Notes held by it; provided that (a)
                                                            --------
the Agent and unless a Default or Event of Default shall have occurred, the Borrowers shall have given their prior written consent to such assignment, which consent, in the case of the Borrowers, will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement, (c) each assignment shall be in an amount that is a whole multiple of $5,000,000, and (d) unless a Default or Event of Default shall have occurred each Bank (other than Bank of Boston Connecticut) which is a Bank on the date hereof shall retain, free of any such assignment, an amount of its Commitment of not less than $5,000,000, (e) unless a Default or Event of Default shall have occurred, Bank of Boston Connecticut shall retain free of any such assignment (exclusive of assignments to its Affiliates) not less than forty percent (40%) of the Total Commitment and (f) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit D
                                             ------- -
hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in (S)19.3, be released from its obligations under this Credit Agreement.

     (S)19.2  Certain Representations and Warranties; Limitations; Covenants. By
              --------------------------------------------------------------
executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in (S)7.5 and (S)8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank; and (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

     (S)19.3  Register.  The Agent shall maintain a copy of each Assignment
              --------
and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrowers and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $2,500.00.

     (S)19.4  New Notes.  Upon its receipt of an Assignment and Acceptance
              ---------
executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrowers and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrowers, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such in Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) Business Days of issuance of any new Notes pursuant to this (S)19.4, the Borrowers shall deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrowers.

     (S)19.5  Participations.  Each Bank may sell participations to one or
              --------------
more banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided
                                                                      --------
that (a) each such participation shall be in an amount of not less than $1,000,000 or multiples thereof, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrowers and
(c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees to which such participant is entitled, extend any regularly scheduled payment date for principal or interest or release any of the Collateral.

     (S)19.6  Disclosure.  The Borrowers agrees that in addition to disclosures
              ----------
made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or
- --------
participants shall agree (a) to treat in confidence such information, (b) not to disclose such information to a third party and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     (S)19.7  Assignee or Participant Affiliated with the Borrowers.  If any
              -----------------------------------------------------
assignee Bank is an Affiliate of the Borrowers, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)13.1 or (S)13.2, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans. If any Bank sells a participating interest in any of the Loans to a participant, and such participant is any Borrower or an Affiliate of any Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)13.1 or (S)13.2 to the extent that such participation is beneficially owned by any Borrower or any Affiliate of such Borrower, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans to the extent of such participation.

     (S)19.8  Miscellaneous Assignment Provisions.  If any assignee Bank is not
              -----------------------------------
incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrowers and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrowers and with the consent of the Borrowers and the Majority Banks, appoint another Bank to act as a Reference Bank hereunder. Anything contained in this (S)19 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve

Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C.
(S)341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     (S)19.9  Assignment by Borrowers.  No Borrowers shall assign or transfer
              -----------------------
any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

     (S)20  NOTICES, ETC.  Except as otherwise expressly provided in this
            ------------
Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the Borrowers, c/o Merocel Corporation, 950 Flanders Road, Mystic, Connecticut 06355, Attention: Mark Adams, President, or at such other address for notice as the Borrowers shall last have furnished in writing to the Person giving the notice;

          (b) if to the Agent, at 81 West Main Street, Waterbury, Connecticut 06702, Attention: Garth Collins, Vice President, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

          (c) if to any Bank, at such Bank's address set forth on Schedule 1
                                                                  ----------
hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

     (S)21  GOVERNING LAW.  THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE
            -------------
SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF CONNECTICUT AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF CONNECTICUT OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN (S)21. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY

SUCH SUIT OR ANY SUCH COURT IN THE STATE OF CONNECTICUT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     (S)22  HEADINGS.  The captions in this Credit Agreement are for
            --------
convenience of reference only and shall not define or limit the provisions hereof.

     (S)23  COUNTERPARTS.  This Credit Agreement and any amendment hereof
            ------------
may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     (S)24  ENTIRE AGREEMENT, ETC.  The Loan Documents and any other
            ---------------------
documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in (S)26.

     (S)25  WAIVER OF JURY TRIAL.  Each Borrower, as an inducement to the Agent
            --------------------
and the Banks to enter into this Credit Agreement, hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, each Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Borrower (a) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party and the Subordination Documents to which it is a party by, among other things, the waivers and certifications contained herein.

     (S)26  CONSENTS, AMENDMENTS, WAIVERS, ETC.  Any consent or approval
            ----------------------------------
required or permitted by this Credit Agreement to be given by all of the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by any Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Majority Banks. Notwithstanding the foregoing, the rate of interest on the Notes (other than interest accruing pursuant to

(S)5.8(b) following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto), the term of the Notes, the scheduled payment dates for principal and interest under the Notes, the amount of the Commitments of the Banks, and the amount of commitment fee hereunder may not be changed without the written consent of the Borrowers and the written consent of each Bank affected thereby; the definition of Majority Banks may not be amended without the written consent of all of the Banks; and the amount of the Agent's Fee payable for the Agent's account and (S)15 may not be amended without the written consent of the Agent. Furthermore, the Agent shall not release any of the Collateral (other than Collateral which is permitted to be sold or otherwise disposed of pursuant to the terms hereof or the terms of the other Loan Documents) without the written consent of each Bank. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

     (S)27  SEVERABILITY.  The provisions of this Credit Agreement are
            ------------
severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

     (S)28  COMMERCIAL TRANSACTION; PREJUDGMENT REMEDY WAIVER.  EACH BORROWER
            -------------------------------------------------
REPRESENTS, WARRANTS AND ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE A PART IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903A OF CONNECTICUT GENERAL STATUTES, AS AMENDED. EACH BORROWER HEREBY WAIVES ITS RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE AGENT OR THE BANKS MAY EMPLOY TO ENFORCE THEIR RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS. MORE SPECIFICALLY, EACH BORROWER ACKNOWLEDGES THAT THE AGENT'S ATTORNEY AND/OR THE BANKS' ATTORNEY MAY, PURSUANT TO CONN. GEN. STAT. (S)52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. EACH BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE AGENT AND THE BANKS ACKNOWLEDGES BY SUCH BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as of the date first set forth above.


MEROCEL/XOMED HOLDINGS, INC.


By: /s/ Mark K. Adams
   -----------------------------
   Mark K. Adams
   Its President

MEROCEL CORPORATION


By: /s/ Mark K. Adams
   -----------------------------
   Mark K. Adams
   Its President


XOMED-TREACE, INC.



By: /s/ Mark K. Adams
   -----------------------------
   Mark K. Adams
   Its President

XOMED-TREACE, P.R. INC.


By: /s/ Mark K. Adams
   -----------------------------
   Mark K. Adams
   Its President


BANK OF BOSTON CONNECTICUT,
individually and as Agent



By: /s/ Garth J. Collins
   -----------------------------
   Garth J. Collins
   Its Assistant Vice President

CHEMICAL BANK

By: /s/ Authorized Signatory
   -----------------------------
   Its

                                  SCHEDULE 2
                                  ----------
                              TO CREDIT AGREEMENT
                              -------------------

The following terms shall have the meanings set forth in this Schedule 2 or
                                                              ----------
elsewhere in the provisions of this Credit Agreement referred to below:

     Accounts Receivable.  All rights of the Borrowers (other than Holdings and
     -------------------
Xomed P.R.) to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrowers (other than Holdings and Xomed P.R.) to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with generally accepted accounting principles.

     Acquisition.  The acquisition by Holdings of the Shares pursuant to the
     -----------
terms of the Stock Purchase Agreement.

     Acquisition Documents.  The Stock Purchase Agreement, together with all
     ---------------------
schedules, exhibits, and annexes thereto, and all agreements and documents required to be entered into or delivered pursuant to the Stock Purchase Agreement or in connection with the Acquisition, all in the form delivered to the Agent on the date of the Acquisition.

     Affiliate.  Any Person that would be considered to be an affiliate of any
     ---------
Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Borrower were issuing securities.

     Agent's Head Office.  The Agent's head office located at 31 Pratt Street,
     -------------------
Hartford, Connecticut 06103, or at such other location as the Agent may designate from time to time.

     Agent.  Bank of Boston Connecticut acting as agent for the Banks.
     -----

     Agent's Special Counsel.  Bingham, Dana & Gould or such other counsel as
     -----------------------
may be approved by the Agent that represents the Agent when acting on behalf of the Banks in accordance with the terms hereof.

     Assignment and Acceptance.  See (S)19.1.
     -------------------------

     Balance Sheet Date.  February 28, 1994.
     ------------------

     Banks.  Bank of Boston Connecticut and the other lending institutions
     -----
listed on Schedule 1 hereto and any other Person who becomes an assignee of any
          ----------
rights and obligations of a Bank pursuant to (S)19.

     Base Rate.  The higher of (a) the annual rate of interest announced from
     ---------
time to time by The First National Bank of Boston at its head office in Boston, Massachusetts, as its "base rate" and

                                                          Page 2 of Schedule 2

(b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

     Base Rate Loans.  Revolving Credit Loans and all or any portion of the Term
     ---------------
Loan bearing interest calculated by reference to the Base Rate.

     Borrowers.  As defined in the preamble hereto.
     ---------

     Borrowing Base.  At the relevant time of reference thereto, an amount
     --------------
determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agent pursuant to (S)8.4(g), which is equal to the sum of:

          (a) 85% of Domestic Eligible Accounts Receivable for which invoices have been issued and are payable; plus

          (b) 80% of Foreign Eligible Accounts Receivable for which invoices have been issued and are payable; plus

          (c) the lesser of (i) $7,000,000 and (ii) the sum of (A) 35% of the net book value (determined on a first-in first-out basis at lower of cost or market) of raw material Eligible Inventory and (B) 45% of the net book value (determined on a first-in first-out basis at the lower of cost or market of finished goods Eligible Inventory.

     Borrowing Base Report.  A Borrowing Base Report signed by the principal
     ---------------------
financial officer of Holdings and in substantially the form of Exhibit E hereto.
                                                               ---------

     Business Day.  Any day on which banking institutions in Hartford,
     ------------
Connecticut and New York, New York are open for the transaction of banking business.

     Capital Assets.  Fixed assets, both tangible (such as land, buildings,
     --------------
fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not
                                       --------
include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

                                                          Page 3 of Schedule 2


     Capital Expenditures.  Amounts paid or indebtedness incurred by any
     --------------------
Borrower or any of its Subsidiaries in connection with the purchase or lease by such Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles.

     Capitalization Documents.  Collectively, the Restated Certificate of
     ------------------------
Incorporation of Holdings and the Exchange and Purchase of Stock Agreement dated April 15, 1994 among Holdings and Warburg and the other Holdings Stockholders, together with all documents, agreements and instruments executed in connection therewith.

     Capitalized Leases.  Leases under which any Borrower or any of its
     ------------------
Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     CERCLA.  See (S)7.20.
     ------

     Class A Voting Common Stock.  Class A Common Stock, par value $0.01 per
     ----- - ------ ------ -----
share, of Holdings.

     Closing Date.  The first date on which the conditions set forth in (S)11
     ------------
have been satisfied and any Revolving Credit Loans and the Term Loan are to be made.

     Code.  The Internal Revenue Code of 1986, as amended.
     ----

     Collateral.  All of the property, rights and interests of the Borrowers and
     ----------
their Subsidiaries that are or are intended to be subject to the security interests and mortgages created by the Security Documents.

     Collateral Note.  See (S)11.27.
     ---------------

     Collateral Assignment of Leases, Rentals and Property Income.  The
     ------------------------------------------------------------
Collateral Assignment of Leases, Rentals and Property Income, dated or to be dated on or prior to the Closing Date, made by Merocel in favor of the Agent and in form and substance satisfactory to the Banks and Agent.

     Commitment.  With respect to each Bank, the amount set forth on Schedule 1
     ----------                                                      ----------
hereto as the amount of such Bank's commitment to make Revolving Credit Loans to the Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Commitment Percentage.  With respect to each Bank, the percentage set forth
     ---------------------
on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of
   ----------
all of the Banks.

                                                          Page 4 of Schedule 2


     Consolidated or consolidated.  With reference to any term defined herein,
     ------------    ------------
shall mean that term as applied to the accounts of Holdings and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

     Consolidated Excess Cash Flow.  For any period, an amount equal to (a) the
     -----------------------------
sum of (i) Earnings Before Interest and Taxes for such period, plus (ii)
                                                               ----
depreciation and amortization, less (b) cash payments for all taxes paid during
                               ----
such period, less (c) Capital Expenditures made during such period, less (d)
             ----                                                   ----
scheduled payments of long term debt during such period, less (e)  all interest
                                                         ----
expense paid during such period, less (f) any fees paid to the Agent or the
                                 ----
Banks under the Loan Documents during such period; provided, that no Section 338
                                                   --------
Event shall be included when calculating Consolidated Excess Cash Flow hereunder.

     Consolidated Financial Obligations.  With respect to any fiscal period, an
     ----------------------------------
amount equal to the sum of all principal, interest and fee payments on Indebtedness that become due and payable or that are to become due and payable during such fiscal period pursuant to any agreement or instrument to which Holdings or any of its Subsidiaries is a party relating to the borrowing of money or the obtaining of credit or in respect of Capitalized Leases. Demand obligations shall be deemed to be due and payable during any fiscal year during which such obligations are outstanding.

     Consolidated Net Income (or Deficit).  The consolidated net income (or
     ------------------------------------
deficit) of Holdings and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles; provided, that no Section 338 Event shall be
                                --------
included when calculating Consolidated Net Income hereunder.

     Consolidated Operating Cash Flow.  For any period, an amount equal to (a)
     --------------------------------
the sum of (i) Earnings Before Interest and Taxes for such period, plus (ii)
                                                                   ----
depreciation and amortization, less (b) the sum of (i) cash payments for all
                               ----
taxes paid during such period, plus (ii) Capital Expenditures made during such
                               ----
period to the extent permitted hereunder; provided, that no Section 338 Event
                                          --------
shall be included when calculating Consolidated Operating Cash Flow hereunder.

     Consolidated Shareholders Equity.  An amount equal to the sum of (a) the
     --------------------------------
Consolidated capital accounts (including common stock and preferred stock, but excluding treasury stock) of Holdings and its Subsidiaries, plus (b) the
                                                            ----
Consolidated earned surplus and capital surplus of Holdings and its Subsidiaries, minus (c) the Consolidated book value of all assets acquired by
              -----
Holdings and its Subsidiaries after the Closing Date not in the ordinary course of

                                                          Page 5 of Schedule 2

business which, under generally accepted accounting principles, would be treated as intangible assets; provided, that no Section 338 Event shall be included when
                      --------
calculating Consolidated Shareholders Equity hereunder.

     Consolidated Total Interest Expense.  For any period, the aggregate amount
     -----------------------------------
of interest required to be paid or accrued by Holdings and its Subsidiaries during such period on all Indebtedness of Holdings and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

     Consolidated Total Liabilities.  All liabilities of Holdings and its
     ------------------------------
Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles and all Indebtedness of Holdings and its Subsidiaries, whether or not so classified.

     Conversion Request.  A notice given by the Borrowers to the Agent of the
     ------------------
Borrowers' election to convert or continue Loan in accordance with (S)2.7

     Credit Agreement.  This Credit Agreement, including the Schedules and
     ----------------
Exhibits hereto.

     Default.  See (S)13.1.
     -------

     Distribution.  The declaration or payment of any dividend on or in respect
     ------------
of any shares of any class of capital stock of any Borrower, other than dividends payable solely in shares of common stock of such Borrower; the purchase, redemption, or other retirement of any shares of any class of capital stock of such Borrower, directly or indirectly through a Subsidiary of such Borrower or otherwise; the return of capital by such Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of such Borrower.

     Dollars or $.  Dollars in lawful currency of the United States of America.
     -------    -

     Domestic Eligible Accounts Receivable.  Eligible Accounts Receivable that
     -------------------------------------
are payable by account debtors located within the United States of America.

     Domestic Lending Office.  Initially, the office of each Bank designated as
     -----------------------
such in Schedule 1 hereto; thereafter, such other office of such Bank, if any,
        ----------
located within the United States that will be making or maintaining Base Rate Loans.

                                                          Page 6 of Schedule 2

     Drawdown Date.  The date on which any Revolving Credit Loan or the Term
     -------------
Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with (S)2.7 or all or any portion of the Term Loan is converted or continued in accordance with (S)4.5(b).

     Earnings Before Interest and Taxes. The consolidated earnings (or loss)
     -------- ------ -------- --- -----
from the consolidated earnings (or loss) from the operations of Holdings and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with generally accepted accounting principles.

     Eligible Accounts Receivable.  The aggregate of the unpaid portions of
     ----------------------------
Accounts Receivable (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) (a) that the Borrowers reasonably and in good faith determine to be collectible; (b) that are with account debtors that (i) are not Affiliates of any Borrower, (ii) purchased the goods or services giving rise to the relevant Account Receivable in an arm's length transaction, (iii) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and (iv) are, in the Majority Banks' reasonable judgment, creditworthy; (c) that are in payment of obligations that have been fully performed and are not subject to dispute or any other similar claims that would reduce the cash amount payable therefor; (d) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents; (e) in which the Agent has a valid and perfected first priority security interest;
(f) that are not outstanding for more than the earlier to occur of (i) ninety
(90) days past the earlier to occur of (A) the date of the respective invoices therefor and (B) the date of shipment thereof in the case of goods or the end of the calendar month following the provision thereof in the case of services and
(ii) thirty (30) days past the due date thereof; (g) that are not due from any single account debtor if more than twenty percent (20%) of the aggregate amount of all Accounts Receivable owing from such account debtor would otherwise not be Eligible Accounts Receivable; (h) that are payable in Dollars; and (i) that are not payable from on office outside of the United States or Canada unless (1) the relevant account debtor and related Accounts Receivable have been approved in writing by the Agent or (2) the relevant account debtor has delivered to the applicable Borrower an irrevocable letter of credit, in form and substance satisfactory to the Agent, issued or confirmed by a financial institution satisfactory to the Agent sufficient to cover the amount owing by such account debtor to such Borrower (and if required by the Agent, the original has been delivered to the Agent and the issuer thereof notified of the assignment of the proceeds thereof to the Agent for the account of the Banks).

                                                          Page 7 of Schedule 2

     Eligible Assignee.  Any of (a) a commercial bank organized under the laws
     -----------------
of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a
                                    --------
branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution approved by the Agent, such approval not to be unreasonably withheld.

     Eligible Inventory.  With respect to the Borrowers (other than Holdings and
     ------------------
Xomed P.R.), finished goods and raw materials inventory owned by the Borrowers (other than Holdings and Xomed P.R.); provided that Eligible Inventory shall not
                                      --------
include any inventory (i) held on consignment, or not otherwise owned by any Borrower, or of a type no longer sold by such Borrower, (ii) which has been returned by a customer or is damaged or subject to any legal encumbrance other than Permitted Liens, (iii) which is not in the possession of such Borrower unless the Agent has received a waiver from the party in possession of such inventory in form and substance satisfactory to the Agent, (iv) which is held by such Borrower on property leased by such Borrower, unless the Agent has received a waiver from the lessor of such leased property and, if any, sublessor thereof in form and substance satisfactory to the Agent, (v) as to which appropriate Uniform Commercial Code financing statements showing such Borrower as debtor and the Agent as secured party have not been filed in the proper filing office or offices in order to perfect the Agent's security interest therein, (vi) which has been shipped to a customer of such Borrower regardless of whether such shipment is on a consignment basis, (vii) which is not located within the United States of America, Canada or Australia, (viii) which the Majority Banks reasonably deem to be obsolete or not marketable or (ix) which is a so-called "demonstration system" or is otherwise in the possession of any sales representative of any of the Borrowers.

     Employee Benefit Plan.  Any employee benefit plan within the meaning of
     ---------------------
(S)3(3) of ERISA maintained of contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     Environmental Laws.  See (S)7.20(a).
     ------------------

     ERISA.  The Employee Retirement Income Security Act of 1974.
     -----

                                                           Page 8 of Schedule 2

     ERISA Affiliate.  Any Person which is treated as a single employer with the
     ---------------
Borrower under (S)414 of the Code.

     ERISA Reportable Event.  A reportable event with respect to a Guaranteed
     ----------------------
Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     Eurocurrency Reserve Rate.  For any day with respect to a Eurodollar Rate
     ------------ ------- ----
Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Eurodollar Business Day.  Any day on which commercial banks are open for
     ---------- -------- ---
international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

     Eurodollar Lending Office.  Initially, the office of each Bank designated
     ---------- ------- ------
as such in Schedule 1 hereto; thereafter, such other office of such Bank, if
           -------- -
any, that shall be making or maintaining Eurodollar Rate Loans.

     Eurodollar Rate.  For any Interest Period with respect to a Eurodollar Rate
     ---------- ----
Loan, the rate of interest equal to (a) the arithmetic average of the rates per annum for each Reference Bank (rounded upwards to the nearest 1/16 of one percent) of the rate at which such Reference Bank's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of such Reference Bank to which such Interest Period applies, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     Eurodollar Rate Loans.  Revolving Credit Loans and all or any portion of
     ---------- ---- -----
the Term Loan bearing interest calculated by reference to the Eurodollar Rate.

     Event of Default.  See (S)13.1.
     ----------------

     Existing Subsidiaries.  Collectively, Merocel, Xomed and Xomed Puerto Rico.
     ---------------------

                                                          Page 9 of Schedule 2

     Fee Letter Agreements. The letter agreements, each dated or to be dated on
     --- ------ ----------
or prior to the Closing Date, between the Borrowers and each Bank, each in form and substance satisfactory to such Bank.

     Foreign Eligible Accounts Receivable.  Eligible Accounts Receivable that
     ------------------------------------
are payable by account debtors located outside the United States of America.

     Foreign Bank. Any Bank that is not incorporated under the laws of the
     ------------
United States or any state thereof.

     Generally accepted accounting principles.  (a) When used in (S)10, whether
     ----------------------------------------
directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of Holdings reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of Holdings adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed Pension Plan.  Any employee pension benefit plan within the
     -----------------------
meaning of (S)3(3) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Hazardous Substances.  See (S)7.20(b).
     --------------------

     Holdings.  As defined in the preamble hereto.
     --------

     Holdings Stockholders.  Collectively, Warburg, Accel IV L.P., Accel
     ---------------------
Investors '94 L.P., Accel Keiretsu L.P., Ellmore C. Patterson Partners, Prosper Partners, Vertical Fund Associates, L.P., Vertical Medical Partners, L.P., Vertical Partners, L.P., Mark K. Adams, Solomon Rosenblatt, Ronald J. Cercone, Robert A. Reeves and William Miller or any of their respective successors or assigns.

     H-S-R Act.  See (S)11.10.
     ---------

     Indebtedness.  All obligations, contingent and otherwise, that in
     ------------
accordance with generally accepted accounting principles should

                                                           Page 10 of Schedule 2

be classified upon the Borrowers' balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

     International Assets.  See (S)7.5.
     ------------- ------

     Interest Payment Date.  As to any Loan, the first day of each calendar
     -------- ------- ----
month following the Closing Date.

          Interest Period.  With respect to each Revolving Credit Loan or all or
          -------- ------
any relevant portion of the Term Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrowers in a Loan Request (i) for any Base Rate Loan, the last day of the calendar quarter; and (ii) for any Eurodollar Rate Loan, 1, 2 or 3 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan or all or such portion of the Term Loan and ending on the last day of one of the periods set forth above, as selected by the Borrowers in a Conversion Request; provided that all of the foregoing provisions relating to
                    --------
Interest Periods are subject to the following:

          (A) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (B) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (C) if the Borrowers shall fail to give notice as provided in (S)2.7, the Borrowers shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto;

                                                           Page 11 of Schedule 2

          (D) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (E) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if comprising a Revolving Credit Loan) or the Term Loan Maturity Date (if comprising the Term Loan or a portion thereof) shall end on the Revolving Credit Loan Maturity Date or (as the case may be) the Term Loan Maturity Date.

     Investments.  All expenditures made and all liabilities incurred
     -----------
(contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Loan Documents.  This Credit Agreement, the Notes, the Subordination
     --------------
Agreements, the Acquisition Documents, the Capitalization Documents and the Security Documents and any other agreement, instrument or document executed in connection with any of the foregoing.

     Loan Request.  See (S)2.6.
     ------------

     Loans.  The Revolving Credit Loans and the Term Loan.
     -----

     Majority Banks.  As of any date of determination, (a) if there are two (2)
     --------------
or less Banks, the Banks holding one hundred percent (100%) of the outstanding principal amount of the Notes on such date; and if no such principal is outstanding, the Banks whose aggregate Commitments constitute one hundred percent (100%) of the Total Commitments; and (b) if there are more than two (2) Banks, the Banks holding at least sixty-six and two-thirds (66 2/3%) of the outstanding principal amount of the Notes on such date; and if no such principal is outstanding, the Banks whose aggregate

                                                           Page 12 of Schedule 2

Commitments constitutes at least sixty-six and two thirds percent (66 2/3%) of the Total Commitment.

     Merocel FSC.  Merocel Foreign Sales Corp., a United States Virgin Island
     -----------
Corporation.

     Merocel Stock Pledge Agreement.  The Stock Pledge Agreement between Merocel
     ------------------------------
and the Agent, dated or to be dated on or prior to the Closing Date, in form and substance satisfactory to the Agent.

     Mortgaged Property.  Any Real Estate which is subject to any Mortgage.
     ------------------

     Mortgages.  The several mortgages and deeds of trust, dated or to be dated
     ---------
on or prior to the Closing Date, from the Borrowers and their Subsidiaries to the Agent with respect to the fee and leasehold interests of the Borrowers and their Subsidiaries in the Real Estate and in form and substance satisfactory to the Banks and the Agent.

     Multiemployer Plan.  Any multiemployer plan within the meaning of (S)3(37)
     ------------------
of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     Notes.  The Term Notes, the Revolving Credit Notes and the Collateral Note.
     -----

     Obligations.  All indebtedness, obligations and liabilities of any Borrower
     -----------
and its Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or any of the Notes or other instruments at any time evidencing any thereof or in respect of any cash management services provided by the Agent to any Borrower.

     Original Holdings Stockholders.  Collectively, Warburg, Vertical Fund
     -------- -------- ------------
Associates, L.P., Vertical Medical Partners, L.P., Vertical Partners, L.P., Accel IV L.P., Accel Investors '94 L.P., Accel Keiretsu L.P., Ellmore C. Patterson Partners, Prosper Partners, Solomon Rosenblatt and Mark K. Adams.

     Patent Assignments.  The several Patent Assignments, dated or to be dated
     ------------------
on or prior to the Closing Date, made by the Borrowers and their Subsidiaries in favor of the Agent and in form and substance satisfactory to the Banks and the Agent.

     PBGC.  The Pension Benefit Guaranty Corporation created by (S)4002 of ERISA
     ----
and any successor entity or entities having similar responsibilities.

                                                           Page 13 of Schedule 2

     Permitted Liens.  Liens, security interests and other encumbrances
     ---------------
permitted by (S)9.2.

     Person.  Any individual, corporation, partnership, trust, unincorporated
     ------
association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Preferred Stock.  Collectively, (i) Series A Convertible Preferred Stock,
     --------- -----
par value $1.00 per share, of Holdings, (ii) Series B Convertible Preferred Stock, par value $1.00 per share, of Holdings and (iii) Series C Redeemable Preferred Stock, par value $1.00 per share of Holdings, in each case as described in, and being subject to the terms, limitations and relative rights and preferences set forth in, the Restated Certificate of Incorporation of Holdings on the date hereof.

     Real Estate.  All real property at any time owned or leased (as lessee or
     -----------
sublessee) by any Borrower or any of its Subsidiaries.

     Record.  The grid attached to a Note, or the continuation of such grid, or
     ------
any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

     Reference Bank.  Bank of Boston Connecticut and Chemical Bank.
     --------------

     Restated Certificate of Incorporation.  The Restated Certificate of
     -------- ----------- -- -------------
Incorporation of Holdings dated April 15, 1994, as in effect on the date hereof.

     Revolving Credit Loan Maturity Date.  April 15, 1999.
     -----------------------------------

     Revolving Credit Loans.  Revolving credit loans made or to be made by the
     ----------------------
Banks to the Borrowers pursuant to (S)2.

     Revolving Credit Note Record.  A Record with respect to a Revolving Credit
     ----------------------------
Note.

     Revolving Credit Notes.  See (S)2.4.
     ----------------------

     Rights.  See (S)9.11.
     ------

     Section 338 Event.  Any incremented deductions arising out of any basis
     -----------------
step-up under (S)338(h)(10) of the Code to certain assets from the allocation of the purchase price under the Stock Purchase Agreement in conjunction with the Acquisition.

     Security Agreement.  The Security Agreement, dated or to be dated on or
     ------------------
prior to the Closing Date, among the Borrowers and the Agent and in form and substance satisfactory to the Banks and the Agent.

                                                           Page 14 of Schedule 2

     Security Documents.  The Security Agreement, the Mortgages, the Collateral
     ------------------
Assignment of Leases, Rentals and Property Income, the Patent Assignments, the Trademark Assignments, the Merocel Stock Pledge Agreement, the Stock Pledge Agreement, the Subsidiary Guaranties and the Subsidiary Security Agreements.

     Seller.  The "Seller" as defined in the Stock Purchase Agreement.
     ------

     Settlement.  The making of, or receiving of, payments in immediately
     ----------
available funds, by the Banks to or from the Agent in accordance with (S)2.9(b) hereof to the extent necessary to cause each Bank's actual share of the outstanding amount of the Revolving Credit Loans to be equal to each Bank's Commitment Percentage of the outstanding amount of such Revolving Credit Loans, in any case when, prior to such event or action, the actual share is not so equal.

     Settlement Amount.  See (S)2.9(b) hereof.
     -----------------

     Settling Bank.  See (S)2.9(b) hereof.
     -------------

     Settlement Date.  See (S)2.9.
     ---------------

     Shares.  The "Shares" as defined in the Stock Purchase Agreement.
     ------

     Stock Option Plan. Merocel/Xomed Holdings, Inc. 1994 Stock Option Plan, in
     -----------------
the form which has been delivered to each of the Banks on the date hereof.

     Stock Pledge Agreement.  The Stock Pledge Agreement, dated or to be dated
     ----------------------
on or prior to the Closing Date, between Holdings and the Agent, in form and substance satisfactory to the Banks and the Agent.

     Stock Purchase Agreement.  That certain Stock Purchase Agreement dated as
     ------------------------
of March 3, 1994 by and between Merocel and the Seller.

     Subordinated Loan Agreements.  Collectively, any agreements, instruments or
     ----------------------------
documents evidencing the Subordinated Debt, each in form and substance satisfactory to the Majority Banks in all respects.

     Subordinated Debt.  Unsecured Indebtedness of any Borrower or any of its
     -----------------
Subsidiaries to any Holdings Stockholder that is expressly subordinated and made junior to the payment and performance in full of the Obligations pursuant to Subordination Agreements in form and substance satisfactory to the Agent and the Banks, and evidenced as such by the Subordinated Loan Agreements, which in no event shall exceed $1,000,000 in the aggregate at any time outstanding.

                                                          Page 15 of Sechedule 2

     Subordination Agreements.  Collectively, the Subordination Agreements among
     ------------------------
the Borrowers, the holders of Subordinated Debt and the Agent on behalf of the Banks, each in form and substance satisfactory to the Majority Banks.

     Subsidiary.  Any corporation, association, trust, or other business entity
     ----------
of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Subsidiary Guaranties.  Collectively, the Guaranties, each in form and
     ---------- ----------
substance satisfactory to the Agent and the Banks, from each Subsidiary of the Borrowers to the Agent and the Banks.

     Subsidiary Security Agreements.  Collectively, the Security Agreements
     ---------- -------- ----------
between each Subsidiary of the Borrowers and the Agent on behalf of the Banks, each in form and substance satisfactory to the Banks, to be executed and delivered after the date hereof.

     Survey.  In relation to each Mortgaged Property, an instrument survey of
     ------
such Mortgaged Property dated as of a date subsequent to January 15, 1994, which shall show the location of all buildings, structures, easements and utility lines on such Mortgaged Property, shall be sufficient to remove the survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of such Mortgaged Property, shall not show any encroachments by others, shall show the zoning district or districts in which such Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law.

     Surveyor Certificate.  In relation to each Mortgaged Property for which a
     --------------------
Survey has been conducted, a certificate executed by the surveyor who prepared such Survey dated as of a recent date and containing such information relating to such Mortgaged Property as the Agent or the Title Insurance Company may require, such certificate to be satisfactory to the Agent in form and substance.

     Term Loan.  See  (S)4.1.
     ---------

     Term Loan Maturity Date.  April 15, 1999.
     -----------------------

     Term Notes.  See (S)4.2.
     ----------

     Term Note Record.  A Record with respect to a Term Note.
     ----------------

     Title Insurance Company shall mean First American Title Insurance Company.
     -----------------------

     Title Policy.  In relation to each Mortgaged Property, an ALTA standard
     ------------
form title insurance policy issued by the Title Insurance

                                                           Page 16 of Schedule 2

Company (with such reinsurance or co-insurance as the Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may be determined by the Agent insuring the priority of the Mortgage of such Mortgaged Property and that the Borrowers or one of their Subsidiaries holds marketable fee simple or leasehold, as applicable, title to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens, persons in occupancy or matters which would be shown by a survey (except as may be permitted by such Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Agent in its discretion may require, including but not limited to (a) comprehensive endorsement, (b) variable rate of interest endorsement, (c) usury endorsement, (d) revolving credit endorsement, (e) tie-in endorsement, (f) doing business endorsement and
(g) ALTA form 3.1 zoning endorsement.

     Total Commitment.  The sum of the Commitments of the Banks, as in effect
     ----------------
from time to time.

     Trademark Assignments.  The several Trademark Assignments, dated or to be
     ---------------------
dated on or prior to the Closing Date, made by the Borrowers and their Subsidiaries in favor of the Agent and in form and substance satisfactory to the Banks and the Agent.

     Type.  As to any Revolving Credit Loan or all or any portion of the Term
     ----
Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

     Voting Stock.  Stock or similar interests, of any class or classes (however
     ------------
designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     Warburg.  Warburg, Pincus Investors, L.P., a Delaware limited partnership.
     -------

     (S)1.2.  Rules of Interpretation.
              -----------------------

              (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

              (b) The singular includes the plural and the plural includes the singular.

              (c) A reference to any law includes any amendment or modification to such law.

                                                           Page 17 of Schedule 2

              (d) A reference to any Person includes its permitted successors and permitted assigns.

              (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

              (f) The words "include", "includes" and "including" are not limiting.

              (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the State of Connecticut, have the meanings assigned to them therein.

              (h) Reference to a particular "(S)" refers to that section of this Credit Agreement unless otherwise indicated.

              (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.